                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               Harsco Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               Harsco Corporation
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

[HARSCO CORPORATION LOGO]


NOTICE OF
1995 MEETING
AND PROXY
STATEMENT

[HARSCO CORPORATION LOGO]

HARSCO CORPORATION
P.O. Box 8888
Camp Hill, Pennsylvania 17001-8888

March 22, 1995

To Our Stockholders:

You are cordially invited to attend the 1995 Annual Meeting of Stockholders of your Company, which will be held on Tuesday, April 25, 1995, beginning at 10 a.m. at the Radisson Penn Harris Hotel and Convention Center, Camp Hill, Pennsylvania.

Information about the Annual Meeting, including a listing and discussion of the various matters on which you, as our stockholders, will act, may be found in the formal Notice of Annual Meeting of Stockholders and Proxy Statement which follow. We look forward to greeting as many of our stockholders as possible.

Whether you plan to attend the Annual Meeting or not, we urge you to fill in, sign, date and return the enclosed Proxy Card, in the postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. The vote of every stockholder is important and your cooperation in returning your executed Proxy promptly will be appreciated.

Sincerely,

/s/ D. C. Hathaway

D. C. Hathaway
Chairman, President and
Chief Executive Officer

HARSCO CORPORATION
P.O. Box 8888
Camp Hill, Pennsylvania 17001-8888

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Harsco Corporation will be held on Tuesday, April 25, 1995, at 10 a.m. at the Radisson Penn Harris Hotel and Convention Center, Camp Hill, Pennsylvania to consider and act upon the following matters:

   1. Election of three Directors to serve until the 1998 Annual Meeting of Stockholders, and until their successors are elected and qualified;

   2. Considering the approval of the 1995 Executive Incentive Compensation
      Plan;

   3. Considering the approval of the 1995 Non-Employee Directors' Stock Plan;

   4. Considering the adoption of the appointment by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants to audit the accounts of the Company for the fiscal year ending December 31, 1995; and

   5. Such other business as may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on March 6, 1995, as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The polls will open at 9:30 a.m. on the date of the Annual Meeting and will close at approximately 10:15 a.m. Proxies will be accepted continuously from the time of mailing until the closing of the polls.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Paul C. Coppock

Paul C. Coppock
Senior Vice President, Chief Administrative Officer,
General Counsel and Secretary
March 22, 1995

                                PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement has been prepared in connection with the solicitation by the Board of Directors of Harsco Corporation, a Delaware corporation (the "Company"), of Proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company, to be held April 25, 1995, or at any adjournment or adjournments of such Annual Meeting.

     The record date for stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting is the close of business on March 6, 1995. On the record date, there were issued and outstanding 25,228,491 shares of the Company's common stock, $1.25 par value (the "common stock"). This figure does not include 7,173,098 shares reacquired and held by the Company as treasury stock which will not be voted. All such shares are one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder's name. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Assuming that a quorum is present, the affirmative vote by the holders of a plurality of the shares cast at the Annual Meeting will be required to act on the election of directors, and the affirmative vote by the holders of a majority of the shares entitled to vote present in person or by proxy will be required to act on all other matters to come before the Annual Meeting, including the approval of the 1995 Executive Incentive Compensation Plan, the 1995 Non-Employee Directors' Stock Plan and the adoption of the appointment of Coopers & Lybrand L.L.P. as independent accountants for the current fiscal year.

     In certain circumstances, a stockholder will be considered to be present at the Annual Meeting for quorum purposes but will not be deemed to have cast a vote on a matter. Such circumstances exist when a stockholder is present but specifically abstains from voting on a matter or when shares are represented at the Annual Meeting by a proxy conferring authority to vote only on certain matters ("broker non-votes"). In conformity with Delaware law, abstentions and broker non-votes will not be treated as votes cast with respect to election of directors, and therefore will not affect the outcome of such matter. However, with respect to each other matter presented at the Annual Meeting, abstentions will be treated as negative votes on such matters, while broker non-votes will not be counted in determining the outcome.

     The shares of common stock represented by each properly executed proxy received by the Board of Directors will be voted at the Annual Meeting in accordance with the instructions specified therein. If no instructions are specified, such shares of common stock will be voted FOR the election of nominees for Directors, FOR the approval of the 1995 Executive Incentive Compensation Plan, FOR the approval of the 1995 Non-Employee Directors' Stock Plan and FOR the adoption of the appointment of Coopers & Lybrand L.L.P. as independent accountants. The Board of Directors knows of no other business to come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, or any adjournment thereof, the persons voting the proxies will vote them in accordance with their best judgment. Any proxy may be revoked by notifying the Secretary of the Company in writing at any time prior to the voting of the proxy.

     The principal executive offices of the Company are located at 350 Poplar Church Road, Wormleysburg, Pennsylvania (mailing address: P.O. Box 8888, Camp Hill, Pennsylvania 17001-8888). This Proxy Statement and accompanying Notice of Meeting and form of Proxy are first being mailed to stockholders on or about March 22, 1995.

ELECTION OF DIRECTORS

     The Company currently has twelve Directors, of which five have a term of office which will expire with the forthcoming Annual Meeting. The Company's By-laws authorize the Board of Directors to fix the number of Directors from time to time, provided that such number will not be less than five nor more than twelve. In accordance with the By-laws, the Board of Directors has fixed the number of Directors at ten commencing with the forthcoming Annual Meeting.

     At the 1986 Annual Meeting of Stockholders, a Classified Board was adopted and elected by the Company's stockholders. Under this system, the Board of Directors is divided into three classes. One class is elected each year for a three-year term. The class whose term will expire at the 1995 Annual Meeting of Stockholders consists of five Directors, three of whom are nominees and two of whom are retiring from the Board at the end of their current term. The stockholders are asked to vote FOR Messrs. Kirk, Marley and Scheiner, each of whom has been duly nominated by the Board of Directors, to serve a term of office until the 1998 Annual Meeting of Stockholders and their respective successors have been elected and qualified. However, should any nominee become unavailable or prove unable to serve for any reason, Proxies will be voted for the election of such other person or persons as the Board of Directors may select to replace such nominee. No circumstance is presently known which would render any nominee named herein unavailable to serve.

     Mr. F. E. ("Mike") Masland III and General DeWitt C. Smith, Jr. (U.S. Army-Retired), Chairman of the Audit Committee and Vice Chairman of the Management Development and Compensation Committee, respectively, are retiring from the Board effective with the upcoming Annual Meeting. Their many years of dedicated service are greatly appreciated.

     Each person named as a nominee for Director has advised the Company of his willingness to serve if elected. The information set forth below states the name of each nominee for Director and of each Director continuing in office, his age, a description of his present and previous positions, the year in which he first became a Director of the Company, his business experience, other directorships he holds and the Committees of the Board on which he serves.

     The Board of Directors met seven times during the fiscal year ended December 31, 1994.

                      NOMINEES FOR TERMS EXPIRING IN 1998

                                                                             DIRECTOR
                                                                             OF THE
                                        POSITION WITH THE COMPANY            COMPANY
       NAME             AGE           AND PRIOR BUSINESS EXPERIENCE          SINCE
- --------------------------------------------------------------------------------------
                        66      Chairman of British Aerospace Holdings,      1990
      [PHOTO]                   Inc.; former Chairman of CSX
    R. L. Kirk                  Transportation Inc. Mr. Kirk served as
                                Chairman and Chief Executive Officer of
                                Allied-Signal Aerospace Company from 1986
                                to 1989. He was President and Chief
                                Operating Officer of LTV Aerospace and De-
                                fense Company from 1977 until 1986. He is
                                also a Director of British Aerospace PLC
                                of London, England and Reflectone, Inc. of
                                Tampa, Florida.

                                Member of the Nominating Committee and the Defense Strategic Plan Committee.


                        59      Chairman of AMP Incorporated. Mr. Marley     1993
     [PHOTO]                    joined AMP Incorporated in 1963 and was
   J. E. Marley                 appointed Corporate Vice President,
                                Operations in 1983. He became the
                                company's President in 1986 and assumed
                                the position of President and Chief
                                Operating Officer in 1990. He is a
                                Director of AMP Incorporated, Armstrong
                                World Industries, Inc., and Dauphin
                                Deposit Corporation.

                                Member of the Management Development and Compensation Committee.


                        50      President and Chief Operating Officer of     1995
      [PHOTO]                   Benatec Associates, Inc. He was President
  J. I. Scheiner                of Stoner Associates, Inc. from 1988 to
                                1991 and Vice President of Huth Engineers
                                from 1987 to 1988. Served as Secretary of
                                Revenue for the Commonwealth of
                                Pennsylvania from 1983 to 1987, and from
                                1979 to 1983, served as Deputy Secretary
                                for Administration, Pennsylvania De-
                                partment of Transportation. Member of the
                                Pennsylvania Chamber of Business and
                                Industry Board and a Trustee of Harrisburg
                                Area Community College.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1997

                                                                             DIRECTOR
                                                                             OF THE
                                        POSITION WITH THE COMPANY            COMPANY
       NAME             AGE           AND PRIOR BUSINESS EXPERIENCE          SINCE
- -------------------------------------------------------------------------------------
                        50      Chairman since April 1, 1994. President      1991
     [PHOTO]                    and Chief Executive Officer since January
  D. C. Hathaway                1, 1994. Was President and Chief Operating
                                Officer of the Company from May 1, 1991 to
                                January 1, 1994. Served as Senior Vice
                                President-Operations from 1986 to May 1991
                                and as Group Vice President from 1984 to
                                1986. Prior to 1984, was Chairman and
                                Chief Executive Officer of Dartmouth
                                Investments Limited in the United Kingdom
                                which was acquired by the Company in 1979.
                                Mr. Hathaway is a Director of Dauphin
                                Deposit Corporation.

                                Chairman of the Special Project Review
                                Committee and the Defense Strategic Plan
                                Committee; member of the Executive
                                Committee.


                        69      President of Penn Harris Company (hotel)     1983
      [PHOTO]                   since 1977. Mr. Nation is also a Director
   R. F. Nation                 of Dauphin Deposit Corporation, and has
                                been involved in a variety of activities
                                in community, state and industrial areas.
                                Chairman of the Management Development and
                                Compensation Committee; member of the
                                Executive Committee, the Stock Repurchase
                                Committee, the Defense Strategic Plan
                                Committee and the Special Project Review
                                Committee.


                        67      Retired President and Chief Executive        1990
      [PHOTO]                   Officer of Mobay Corporation. Mr. Prater
   N. H. Prater                 is a Director of Koppers Industries, Inc.,
                                Calgon Carbon Corp. and Melamine Chemical
                                Corp. He serves as a trustee of the
                                University of Pittsburgh, Robert Morris
                                College and as a member of the Interna-
                                tional Advisory Board of Georgia Institute
                                of Technology. Presently a chaired
                                Visiting Professor at the University of
                                Virginia.

                                Member of the Audit Committee, the Manage-ment Development and Compensation Commit-tee and the Special Project Review
                                Committee.


                        51      Mr. Sordoni is Chairman of Sordoni           1988
    [PHOTO]                     Construction Services, Inc. (construction
A. J. Sordoni, III              management) and has been employed by that
                                company since 1967. Mr. Sordoni is the
                                former Chairman and Director of C-TEC
                                Corporation (telecommunications) and
                                Mercom, Inc. (cable television) and a past
                                Director of Pennsylvania Gas and Water Co.
                                and United Penn Bank.

                                Chairman of the Stock Repurchase
                                Committee; member of the Audit Committee, the Management Development and
                                Compensation Committee and the Nominating
                                Committee.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1996

                                                                             DIRECTOR
                                                                             OF THE
                                        POSITION WITH THE COMPANY            COMPANY
       NAME             AGE           AND PRIOR BUSINESS EXPERIENCE          SINCE
- -------------------------------------------------------------------------------------
                        72      Retired as Chairman of the Board of the      1972
      [PHOTO]                   Company on April 30, 1991; served as
   J. J. Burdge                 Chairman and Chief Executive Officer from
                                1983 through April, 1987. Mr. Burdge
                                served as President and Chief Executive
                                Officer from 1977 to 1983. Mr. Burdge is
                                also a Director of Pennsylvania Power &
                                Light Company.

                                Chairman of the Executive Committee;
                                member of the Nominating Committee and the Special Project Review Committee.


                        56      Professor of Finance and International       1991
       [PHOTO]                  Business at the Stern School of Business,
    R. C. Smith                 New York University. Currently Limited
                                Partner, and until 1987 a General Partner,
                                of Goldman, Sachs & Co., an investment
                                banking firm. Mr. Smith is a specialist in
                                international investment banking and
                                corporate finance. He was President of
                                Goldman Sachs International Corporation
                                from 1980 to 1984. He became a General
                                Partner of Goldman, Sachs & Co. in 1977.

                                Member of the Stock Repurchase Committee,
                                Defense Strategic Plan Committee and the
                                Special Project Review Committee.


                        51      President and Chief Executive Officer of     1986
      [PHOTO]                   the Colonial Williamsburg Foundation.
   R. C. Wilburn                Former President of Carnegie Institute and
                                Carnegie Library (educational and cultural
                                complex) located in Pittsburgh,
                                Pennsylvania. From 1983 to 1984, Mr.
                                Wilburn served as the Secretary of Educa-
                                tion for the Commonwealth of Pennsylvania.
                                From 1979 to 1983, Mr. Wilburn served as
                                the Secretary of Budget and Administration
                                for the Commonwealth of Pennsylvania. He
                                is also a Director of Dravo Corp.

                                Chairman of the Nominating Committee; mem-ber of the Audit Committee, Executive
                                Committee and the Stock Repurchase
                                Committee.

SHARE OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 6, 1995, information with respect to the beneficial ownership of the Company's outstanding voting securities by (a) each Director, (b) the Company's chief executive officer and the Company's four most highly compensated executive officers (the "Named Executives") and (c) all Directors and executive officers as a group. All of the Company's outstanding voting securities are common stock.

                                                         NUMBER OF          NUMBER OF
                           NAME                          SHARES(1)        STOCK OPTIONS
    --------------------------------------------------  ------------      -------------
    J. J. Burdge......................................     114,562(2)          4,000
    L. A. Campanaro...................................       7,195            26,951
    P. C. Coppock.....................................      11,098            33,050
    W. D. Etzweiler...................................      22,538            21,154
    D. C. Hathaway....................................      27,151            33,510
    R. L. Kirk........................................       1,616             4,000
    J. E. Marley......................................         250             2,000
    F. E. Masland III.................................       1,830(3)          5,000
    R. F. Nation......................................      12,000             4,000
    N. H. Prater......................................       1,000             4,000
    J. I. Scheiner....................................         513                 0
    D. C. Smith, Jr. .................................         728             6,000
    R. C. Smith.......................................       2,000             3,000
    A. J. Sordoni, III................................       7,000             6,000
    B. W. Taussig.....................................      13,754            29,800
    R. C. Wilburn.....................................         400             6,000
    All Directors and Executive Officers as a Group
      (17 persons in total, including those listed
      above)..........................................     226,351           197,865

- ------------

(1) Includes in the case of Messrs. Campanaro, Coppock, Etzweiler, Hathaway, Taussig and all executive officers as a group, 5,095 shares, 4,379 shares, 8,322 shares, 7,536 shares, 2,667 shares and 30,614 shares, respectively, pursuant to the Company's Savings Plan in respect of which such persons have shared voting power.

(2) Includes 23,850 shares owned by his wife as to which Mr. Burdge disclaims beneficial ownership.

(3) Includes 500 shares owned by his wife as to which Mr. Masland disclaims beneficial ownership.

     Except as otherwise stated, each individual has sole voting and investment power over the shares set forth opposite his name. As of March 6, 1995, the Directors and executive officers of the Company as a group beneficially owned less than 1% of the Company's outstanding common stock. No Director or executive officer beneficially owned as much as 1% of the outstanding common stock.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                        NAME                      AMOUNT
                                     AND ADDRESS               AND NATURE OF
         TITLE OF                   OF BENEFICIAL               BENEFICIAL            PERCENT
           CLASS                        OWNER                    OWNERSHIP            OF CLASS
- ---------------------------    -----------------------    -----------------------     --------
Common.....................    The Capital Group                 1,647,500              6.55
                               Companies, Inc. and        Sole Dispositive Power
                               Capital Research and
                               Management Company
                               833 South Hope Street
                               Los Angeles, CA 90071
Common.....................    Hotchkis and Wiley                1,332,000              6.10
                               800 West Sixth Street         Sole Voting Power
                               Fifth Floor
                               Los Angeles, CA 90017

     As of March 6, 1995, except as set forth above, no persons or group was known by the Board of Directors to own beneficially more than 5% of the outstanding voting securities of the Company.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Management Development & Compensation Committee ("Compensation Committee"), a Committee of the Board of Directors composed of the non-employee Directors listed below this Report. The Company considers all of the members of the Compensation Committee to be independent and none of these Directors have any interlocking or other relationships with the Company that are subject to disclosure under the Securities Exchange Commission rules relating to proxy statements. All decisions of the Compensation Committee relating to the salaries and grade levels of the Company's executive officers are approved by the full Board.

     Set forth below is a report prepared by the members of the Compensation Committee whose names appear below this report, addressing the Company's compensation policies for 1994 as they affected the Company's executive officers, including the Named Executives.

EXECUTIVE OFFICER COMPENSATION POLICIES

     The Compensation Committee's executive compensation policies are designed to:

     - Provide incentives for achievement of the Company's annual and long-term performance goals;

     - Reinforce the common interest of management and the shareholders in enhancing shareholder value;

     - Reward individual initiative and achievement;

     - Provide levels of compensation that are fair, reasonable and competitive with comparable industrial companies; and

     - Attract and retain qualified executives who are critical to the Company's long-term success.

     The Compensation Committee seeks to achieve these goals through a compensation program applicable to all corporate and division officers of the Company. The current compensation program is composed primarily of:

     - Salary based upon grade levels that reflect the degree of responsibility associated with the executive's position and the executive's past achievement;

     - Annual incentive compensation paid in cash based upon achievement of annual return on asset ("ROA") objectives and strategic goals established for the relevant business unit;

     - Long-term incentive compensation paid in cash based upon achievement of rate of return objectives by the appropriate business unit over a three year cycle;

     - Incentive stock option grants under the 1986 Stock Option Plan made annually by the Compensation Committee at its discretion with exercise prices equal to the market price at the date of grant; and

     - Various retirement and other benefits commonly found in similar companies.

     The Compensation Committee believes that the Company benefits from a broad based executive compensation program that extends the program's incentives to approximately 53 division officers in addition to the six executive officers and five other corporate officers. However, as an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity should be based on performance incentives and a lesser portion on salary, causing greater variability in the individual's total compensation from year to year. This is achieved under the Company's current Incentive Compensation Plan by using the executive's numeric grade level and annual salary as multipliers along with the proportion of target achievement when computing annual and long-term incentive compensation awards. In addition, as executives rise to positions that can have a greater impact on the Company's performance, the compensation program should place more emphasis on the value of the common stock. Therefore, the quantity of stock options granted to an individual in any year is based upon the executive's grade level. The Company has not reset the exercise price on any existing stock options in the past and, as a matter of sound compensation policy, does not foresee doing so in the future.

     On August 10, 1993, the Omnibus Budget Reconciliation Act of 1993 was signed into law, making significant revisions to the United States tax laws. This Act added a new provision in Section 162(m) of the Internal Revenue Code that, beginning in 1994, limits the deductibility of executive compensation for individuals in excess of $1 million per year paid by publicly traded corporations to the chief executive officer and the four other executives named in the compensation table of this Proxy Statement. The Company has determined that, given the rates of compensation currently in effect and the interim exemption under proposed Internal Revenue Service regulations applicable to income derived from stock options granted under the Harsco 1986 Stock Option Plan, the Company should not be exposed to any nondeductibility of executive compensation expense under Section 162(m) in the 1995 tax year. In connection with the detailed review of the Company's executive compensation structure conducted during this past year, the Compensation Committee considered and approved changes in the structure and method of payment of annual incentive awards to corporate and division officers beginning in 1995, with one of the objectives being to preserve the deductibility, to the extent possible, of any such executive compensation subject to Section 162(m) in the future. The 1995 Executive Incentive Compensation Plan, which is subject to Shareholder approval, is described later in this Report.

RELATIONSHIP OF PERFORMANCE TO COMPENSATION

     The Company currently ties executive pay to corporate performance primarily through the Annual and Long-Term Incentive Compensation Plan awards that are based upon achievement of objectives adopted by the Compensation Committee, and stock option grants which only provide realizable compensation through increases in the stock price.

Incentive Compensation Plans

     The opportunity for compensation under the Annual and Long-Term Incentive Compensation Plans in effect for 1994 is heavily dependent upon meeting ROA objectives established by the

Compensation Committee for the appropriate business unit. The entire long-term incentive compensation award is based upon the degree of achievement of ROA objectives over a three year cycle. The Annual Incentive Compensation Plan, in each year, provides an opportunity for compensation equal to the opportunity under the Long-Term Plan. Under the Annual Incentive Compensation Plan, 60% of the total possible award is based on achievement of various strategic objectives established by the Compensation Committee each year, and 40% is based on reaching annual ROA objectives. Thus, taken together, the total potential award under the Annual and Long-Term Plans is based 70% on ROA and 30% on strategic goals.

     Under the current Long-Term Incentive Compensation Plan, the Compensation Committee each year establishes minimum, target and maximum ROA objectives for the Corporate Office and each division for the three year Plan cycle that is commencing. No award will be made for achievement of only the minimum target, but awards will begin to be earned as ROA rises above the minimum. Achieving target ROA results in an award that is two-thirds of the award for achieving the maximum ROA objective and the award will continue to rise correspondingly as the achieved ROA approaches the maximum ROA objective set by the Compensation Committee. The ROA achieved during the last three year Plan cycle resulted from two record years and one near-record year of earnings for the Company, thereby exceeding the maximum return objective under the Plan, and the executive officers all received 100% of the maximum award under the Long-Term Incentive Compensation Plan for the three year cycle completed in 1994.

     The strategic goals, which constitute 60% of the evaluation criteria under the current Annual Incentive Compensation Plan, are established by the Compensation Committee early in each year and are assigned various weights. The strategic goals for 1994 involved achievement of earnings objectives for each major segment of our business, from recurring operations as a whole and for the Company on an overall basis; minimization of the dilutive effect on earnings from the acquisition of MultiServ in the previous year; income objectives from United Defense, L.P.; reduction in Corporate Office administrative expense; reduction in the Company's overall effective tax rate; implementation of a new executive incentive compensation program; and an earnings improvement in bus operations. The Compensation Committee also establishes minimum, target and maximum ROA objectives for the Corporate Office and each division for that year, which will constitute the other 40% of the annual bonus criteria. These ROA objectives operate in the same manner as under the Long-Term Incentive Compensation Plan discussed above.

     The executive officers attained 82.2% of maximum achievement with respect to the strategic goals, yielding a payout of 63.7% of maximum. The income performance yielded an ROA for 1994 which exceeded the target return, but was slightly below the maximum return, yielding a payout return of 92.2% of maximum. The combined achievement on strategic and ROA goals resulted in each of the executive officers earning 75.11% of the maximum annual incentive compensation for 1994.

Stock Options

     As shown in the table that follows, the Compensation Committee granted stock options to the executive officers in January 1994 under the 1986 Stock Option Plan with an exercise price of $43.25 per share, which was the market price on the date of grant. This Plan was approved by the stockholders and is used to make grants to other corporate and division officers as well as the executive officers. The number of options granted to each executive is determined by grade level. Thus, the Chairman, President and Chief Executive Officer, Mr. Hathaway, who has the highest grade level, received the largest award.

     The annual number of options granted for each grade level was originally established in 1987 based upon a recommendation from a compensation consulting firm and that firm's survey of the long-term incentive compensation practices of 130 major United States companies. Subsequently, the number of options granted for each grade level was increased 20% in 1988 and 20% in 1989 to enhance the competitiveness of the Company's program and to reinforce the alignment of the officers' financial interests with those of the stockholders. In determining the appropriateness of maintaining this grade level structure for the January 1994 grants, the Committee considered the number of options previously granted to participants under the 1986 Stock Option Plan and the aggregate number that would be outstanding upon approval of the 1994 grants.

SALARIES

     The Compensation Committee made its regular annual review of salaries of all corporate and division officers, including the Named Executives, at its April 1994 Committee meeting, and recommended salary increases which the Board then approved. Subsequently, in considering and approving the new 1995 Executive Incentive Compensation Plan for implementation effective January 1, 1995, the Compensation Committee changed the annual review of base salaries of all officers to January 1st of each year. In succeeding years, the annual review of officer base salaries will take place on January 1.

     Although the timing of the Committee's annual review of salaries of all corporate and division officers, including the Named Executives, will change as indicated above, the methodology remains essentially the same as in previous years. Each year, the Compensation Committee establishes executive salary budgets for corporate and division officers based upon survey data provided by a number of major consulting firms. For 1994, the Committee approved a budget for salary increases which was slightly below the range of planned salary budgets indicated by the various surveys. The Committee then adjusts the salary of each officer based upon the available salary budget, the performance of each officer, comparison to other internal salaries and the Company's salary range structure for various grade levels. The salary range structure for various grade levels is also revised from time to time based upon industry survey data provided by a number of major consulting firms. Based on this information, the Committee approved a 5% increase in the salary range structure at its March 1994 meeting. The last adjustment to the salary range structure had been made in 1991. The various industry compensation surveys considered by the Committee are generally broad based surveys of companies selected by the consulting firms which are not limited to the companies within the Dow Jones Industrial-Diversified Index referenced elsewhere in the Proxy Statement, though some of those companies may have been included in the surveys.

     Following the April 1994 Committee meeting, the Committee requested an analysis of competitive compensation levels and total direct compensation (defined as base salary, annual incentives and long-term incentives in the form of cash and stock option awards) to be performed by an outside consultant. Towers Perrin was selected, and the results of two detailed studies were provided to the Committee for its review and use in adjusting the salary of each officer as one of the elements in a total compensation package. The initial analysis by Towers Perrin compared the Company's compensation program with their database of 276 participating corporations. The second survey compared the Company's total direct compensation levels for 41 specified officer positions, including those of the Named Executives, with a competitive database comprised of 95 companies with revenues between $900 million and $3 billion. At its November 1994 meeting, the Committee then adjusted the salary of each corporate and division officer, including the Named Executives, effective January 1, 1995, based upon the available salary budget, the competitive survey information and a review of the performance of each officer. The salary increases were reduced on a prorated basis to take into account the less than one year interval between salary reviews. The salary for the Chief Executive Officer was substantially below the survey median. The compensation for the other executive officers, including the Named Executives, was below the survey median.

     In general, the Committee strives to maintain total compensation packages which range from moderately below to moderately above the industry medians.

OTHER COMPENSATION PLANS

     The Company has certain other broad based employee benefit plans in which the executive officers participate on the same terms as non-executive employees, including health insurance, the Savings Plan and the term life insurance benefit equal to two times the individual's salary. In addition, the executive officers participate in the Supplemental Retirement Benefit Plan ("Basic Supplemental Plan") as described in the section "Retirement Plans".

THE CHIEF EXECUTIVE OFFICER'S 1994 COMPENSATION

     The incentive plan compensation, stock options and salary awarded or paid to Mr. Hathaway with respect to 1994 are discussed above in this Report with respect to amounts, and the factors considered by the Compensation Committee. Of the total $722,330 in cash compensation paid to Mr. Hathaway in 1994 as reflected in the Summary Compensation Table, 51.6% was dependent upon achieving performance objectives under the Incentive Compensation Plan. This is consistent with the Compensation Committee's view that those executives most able to affect the performance of the Company should have a significant portion of their potential total compensation opportunity at risk based upon Company performance. Those Company performance objectives were heavily weighted toward ROA objectives. The Compensation Committee believes that ROA is an important determinant of total return to stockholders over the long-term and has the advantage of not being subject to the period to period vagaries of the common stock price. However, the Compensation Committee also believes that the Chief Executive Officer and other officers should share in the gains or losses of common stock value experienced by the stockholders in order to reinforce the alignment of their respective interests. Therefore, the Compensation Committee utilizes stock option grants as an important component of compensation. The Compensation Committee believes that the combined effect of these compensation elements is to establish strong incentives to achieve results which will provide stockholders with the investment returns that they seek.

CHANGES IN EXECUTIVE COMPENSATION PROGRAMS FOR 1995

     As mentioned earlier in this Report, the Compensation Committee conducted a detailed study of the current compensation programs for corporate and division officers, using both internal and external resources, to develop recommendations for a total compensation approach that would meet the following objectives:

     - Competitive and moderate base salaries.

     - Enhanced variable, or "at risk" earnings opportunities tied to Company/Division performance against pre-set and objectively measurable goals.

     - Increased use of Company stock-based incentive programs to facilitate management ownership of Harsco common stock.

     At regular intervals throughout 1994, the Committee was presented with compensation studies which helped to establish a competitive baseline against which to measure the total direct compensation paid to each corporate and division officer, including the Named Executives. At meetings beginning in April 1994, the Committee conducted a review of compensation methodology and levels which resulted in decisions to:

     - Switch to a January 1 implementation date from the current May 1 schedule for adjustments in the base salaries of all corporate and division officers.

     - Seek shareholder approval to replace the current Annual and Long-Term Incentive Plans with the 1995 Executive Incentive Compensation Plan which will consist of a succession of one-year performance periods with objectives set prior to the January 1 start of a Plan Year. Performance categories, weighting and quantifiable measurement criteria are subject to the approval of the Compensation Committee. Awards under this Plan will be paid to each participant in the form of 60% in a lump sum cash payment and 40% in the form of Restricted Shares of Company common stock.

     - Tie stock option awards more closely to the accomplishment of strategic objectives. The award schedule utilized by the Committee specifies a maximum number of stock options for each officer salary grade. All awards will be discretionary, subject to the approval of the Compensation Committee.

     In summary, the Committee believes that the revised total compensation program will achieve the objective of providing meaningful and appropriate rewards, recognizing both current performance contributions and the attainment of longer-term strategic business goals of critical importance to the future growth of Harsco Corporation. The Compensation Committee has endorsed the 1995 Executive Incentive Compensation Plan and, subject to approval by the Shareholders, will implement it on a retroactive basis effective January 1, 1995. The full text of this Plan is presented later in this Proxy Statement.

SUBMITTED BY THE MANAGEMENT DEVELOPMENT AND
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

R. F. Nation, Chairman

D. C. Smith, Jr., Vice Chairman

J. E. Marley

F. E. Masland III

N. H. Prater

A. J. Sordoni, III

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information concerning the compensation awarded to, earned by or paid to the Named Executives for services rendered to the Company in all capacities during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM COMPENSATION
                                                           ------------------------------------
                                 ANNUAL COMPENSATION               AWARDS             PAYOUTS
                            -----------------------------  -----------------------    --------
                                                  OTHER    RESTRICTED   SECURITIES              ALL OTHER
     NAME AND                                    ANNUAL       STOCK     UNDERLYING       LTIP    COMPEN-
    PRINCIPAL                SALARY             COMPENSA-   AWARD(S)     OPTIONS       PAYOUTS   SATION
     POSITION      YEAR       ($)     BONUS($)   TION($)     ($)(1)       (#)(2)         ($)     ($)(3)
- ------------------ ----     --------  --------  ---------  -----------  ----------     -------- ---------
D. C. Hathaway.... 1994      350,000   159,705        --          --        7,780       212,625    10,500
  Chairman,        1993      270,834   148,282        --          --        7,200       152,344     8,125
  President &      1992      258,334   145,313        --          --        7,200       145,313    16,578
  Chief Executive
  Officer

L. A. Campanaro... 1994      211,867    82,352        --          --        6,620       109,641    12,199
  Senior Vice      1993      190,734    96,073        --          --        6,620        98,705     9,188
  President &      1992(4)   114,498    56,291        --          --        3,670        59,253     2,876
  Chief Financial
  Officer

P. C. Coppock..... 1994      180,000    69,966        --          --        6,620        93,150     9,067
  Senior Vice      1993      144,900    60,293        --          --        4,100        61,945     7,899
  President, Chief 1992      138,467    59,195        --          --        4,100        59,195     8,284
  Administrative
  Officer, General
  Counsel &
  Secretary

W. D. Etzweiler... 1994      211,867    82,352        --          --        6,620       109,641    12,352
  Senior Vice      1993      195,734    98,591        --          --        6,620       101,292    11,772
  President &      1992      190,000    98,325        --          --        6,620        98,325     9,339
  Chief Operating
  Officer

B. W. Taussig..... 1994      211,867    82,352        --          --        6,620       109,641    12,352
  Senior Vice      1993      195,734    98,591        --          --        6,620       101,292    11,772
  President &      1992      190,000    98,325        --          --        6,620        98,325    10,147
  Chief Operating
  Officer

- ---------------
(1) The aggregate holdings of restricted shares and market value as of December 31, 1994, for the Named Executives is as follows: Mr. Hathaway -- 3,509 shares with a value of $143,650; Mr. Campanaro -- -0- shares; Mr.
    Coppock -- 3,049 shares with a value of $124,818; Mr. Etzweiler -- 2,906 shares with a value of $118,964; and Mr. Taussig -- 947 shares with a value of $38,768. The market value at December 31, 1994, was $40.94 per share which represents the average of the high and low price on that date. Dividends on restricted holdings are paid at the normal common stock rate.

(2) Represents stock options granted in the respective years. The Company granted these options, relating to shares of its common stock, to employees, including executive officers, of the Company under its 1986 Stock Option Plan. The Company's 1986 Stock Option Plan authorizes the Compensation Committee to grant stock options as well as stock appreciation rights to certain officers and employees who in the discretion of the Compensation Committee significantly impact the profitability of the Company. Options granted during a particular year are not exercisable for twelve months following the date of grant, unless a change in control of the Company occurs, nor are they exercisable ten years after the grant. The exercise price per share of options granted under the Plan was one hundred percent (100%) of the fair market value of common stock at the date of grant.

(3) For the respective years, represents Company Savings Plan contributions and certain Supplemental Retirement Benefit Plan contributions made on behalf of the Named Executives. The Company maintains the Harsco Corporation Savings Plan which includes the "Salary Reduction" feature afforded by Section 401(k) of the Internal Revenue Code. Eligible employees may authorize the Company to contribute from 1% to 16% of their pre-tax compensation to the Savings Plan. The Company makes monthly contributions for the purchase of common stock of the Company for the account of each participating employee equal to 50% of such employee's first 1% to 6% contribution.

     The Company also maintains the Harsco Corporation Supplemental Retirement Benefit Plan (described under "Retirement Plans"). If the IRS-imposed limitations on 401(k) savings plan contributions are reached, participating Named Executives, upon retirement or other termination of employment, receive in cash under this Plan the amount of Company matching contributions to the Savings Plan that were disallowed for the account of the Named Executive by operation of the IRS-imposed limitations, including adjustments for changes in the market value of Company common stock that would have been purchased by the Company matching contributions and dividends that would have been payable on such Company common stock.

(4) Executive officer effective April 1, 1992. Includes compensation for the full twelve month period.

                     LONG-TERM INCENTIVE COMPENSATION PLAN

     The following table provides information concerning contingent awards made during the last fiscal year under the Company's Long-Term Incentive Compensation Plan to the Named Executives. Awards received under this Plan will consist of cash awards which are based on minimum, target and maximum return on assets objectives over a three-year cycle as described in the Compensation Committee Report above. Until the end of the three-year cycle, the amount of long-term incentive compensation to which a participant is entitled could at any point be reduced, increased or eliminated by the Compensation Committee. However, if the stockholders approve the 1995 Executive Incentive Compensation Plan, the existing Long-Term Incentive Compensation Plan will be discontinued and amounts accrued for the incomplete three year Plan period ending in 1995 (relating to performance in years 1993 and 1994) and the incomplete three year Plan period ending in 1996 (relating to performance in 1994), will be paid to participants promptly after stockholder approval.

        POTENTIAL FUTURE LONG-TERM INCENTIVE PLAN AWARDS PAYABLE IN 1997

                                                                ESTIMATED FUTURE PAYOUTS
                                                               UNDER NON-STOCK PRICE BASED
                                         PERFORMANCE OR                   PLANS
                                       OTHER PERIOD UNTIL    -------------------------------
                                          MATURATION OR      MINIMUM     TARGET      MAXIMUM
                NAME                         PAYOUT            ($)       ($)(1)      ($)(1)
- ------------------------------------   -------------------   -------     -------     -------
D. C. Hathaway --...................   1/1/94 to 12/31/96          0     141,750     212,625
  Chairman, President & Chief
     Executive Officer
L. A. Campanaro --..................   1/1/94 to 12/31/96          0      73,094     109,641
  Senior Vice President & Chief
     Financial Officer
P. C. Coppock --....................   1/1/94 to 12/31/96          0      62,100      93,150
  Senior Vice President, Chief
     Administrative Officer, General
     Counsel & Secretary
W. D. Etzweiler --..................   1/1/94 to 12/31/96          0      73,094     109,641
  Senior Vice President & Chief
     Operating Officer
B. W. Taussig --....................   1/1/94 to 12/31/96          0      73,094     109,641
  Senior Vice President & Chief
     Operating Officer

- ---------------
(1) Estimated using 1994 salary levels.

                                 STOCK OPTIONS

     The following table contains information concerning the number of stock options granted to each Named Executive under the Company's 1986 Stock Option Plan during the last fiscal year.

                             OPTION GRANTS IN 1994

                                             INDIVIDUAL GRANTS
                               ----------------------------------------------       POTENTIAL
                                              % OF                              REALIZABLE VALUE
                                              TOTAL                             AT ASSUMED ANNUAL
                                             OPTIONS                             RATES OF STOCK
                               SECURITIES    GRANTED                                  PRICE
                               UNDERLYING      TO       EXERCISE                APPRECIATION FOR
                                OPTIONS     EMPLOYEES   OR BASE                  OPTION TERM (1)
                                GRANTED     IN FISCAL    PRICE     EXPIRATION   -----------------
            NAME                 (#)(2)       YEAR       ($/SH)       DATE      5% ($)    10% ($)
- -----------------------------  ----------   ---------   --------   ----------   -------   -------
D. C. Hathaway --                 7,780        3.5        43.25      1/23/04    211,460   536,353
  Chairman, President & Chief
     Executive Officer
L. A. Campanaro --                6,620        3.0        43.25      1/23/04    179,932   456,383
  Senior Vice President &
     Chief Financial Officer
P. C. Coppock --                  6,620        3.0        43.25      1/23/04    179,932   456,383
  Senior Vice President,
     Chief Administrative
     Officer, General Counsel
     & Secretary
W. D. Etzweiler --                6,620        3.0        43.25      1/23/04    179,932   456,383
  Senior Vice President &
     Chief Operating Officer
B. W. Taussig --                  6,620        3.0        43.25      1/23/04    179,932   456,383
  Senior Vice President &
     Chief Operating Officer

- ---------------

(1) Dollar amounts under these columns are the result of calculations of stock price appreciation over 10 years at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) The Company granted these options, relating to shares of its common stock, to employees, including executive officers, of the Company under its 1986 Stock Option Plan. The Company's 1986 Stock Option Plan authorizes the Compensation Committee to grant stock options to purchase common stock, as well as stock appreciation rights to certain officers and employees who in the discretion of the Compensation Committee significantly impact the profitability of the Company. Options granted during a particular year are not exercisable for twelve months following the date of grant, unless a change in control of the Company occurs, nor are they exercisable ten years after the grant. The exercise price per share of options granted under the 1986 Stock Option Plan was one hundred percent (100%) of the fair market value of common stock at the date of grant. There were no stock appreciation rights granted in 1994.

                         OPTION EXERCISES AND HOLDINGS

     The following table sets forth information, with respect to the Named Executives, concerning the exercise of options during fiscal year 1994 and unexercised options at December 31, 1994.

                      AGGREGATED OPTION EXERCISES IN 1994
                         AND OPTION VALUES AT 12/31/94

                                        SHARES
                                       ACQUIRED              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                          ON      VALUE     UNDERLYING UNEXERCISED           IN-THE-MONEY
                                       EXERCISE  REALIZED         OPTIONS AT                  OPTIONS AT
                NAME                     (#)      ($)(1)       12/31/94 (#)(2)             12/31/94 ($)(3)
- -------------------------------------  --------  -------- --------------------------  --------------------------
                                                          EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                                                          -----------  -------------  -----------  -------------
D. C. Hathaway --
  Chairman, President & Chief
    Executive Officer................    1,936     35,564    19,084         7,780       140,427       -0-
L. A. Campanaro --
  Senior Vice President & Chief
    Financial Officer................    1,170     21,098    12,431         6,620        53,538       -0-
Paul C. Coppock --
  Senior Vice President, Chief
    Administrative Officer, General
    Counsel & Secretary..............    2,670     58,566    17,430         6,620       166,698       -0-
W. D. Etzweiler --
  Senior Vice President & Chief
    Operating Officer................    9,795    148,028    10,906         6,620        38,159       -0-
B. W. Taussig --
  Senior Vice President & Chief
    Operating Officer................    -0-       -0-       13,180         6,620        59,417       -0-

- ---------------
(1) Represents the difference between the exercise (strike) and market price of each stock option on the date of exercise.

(2) Options granted during a particular year are not exercisable for twelve months following the date of grant unless a change in control of the Company occurs or the Compensation Committee expressly authorizes earlier exercisability.

(3) Represents the difference between the exercise (strike) and market price multiplied by the number of in-the-money unexercised options contained in the respective category. Average market price at December 31, 1994, was $40.94 per share. Options are in-the-money when the market price of the underlying securities exceeds the exercise price. No Named Executive exercised any stock appreciation right during 1994.

                            STOCK PERFORMANCE GRAPH

     The following performance graph compares the yearly percentage change in the cumulative total stockholder return (assuming the reinvestment of dividends) on the Company's common stock against the cumulative total return of the Standard & Poor's MidCap 400 Index and the Dow Jones Industrial-Diversified Index for the past five years. The graph assumes an initial investment of $100 on December 31, 1989 in the Company's common stock or in the underlying securities which comprise each of those market indices. The information contained in the graph is not necessarily indicative of future Company performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

          AMONG HARSCO CORPORATION, S&P MIDCAP 400 INDEX AND DOW JONES
                        INDUSTRIAL-DIVERSIFIED INDEX(1)
                         FISCAL YEAR ENDING DECEMBER 31


                                                                  Dow Jones
  Measurement Period               Harsco          S&P MidCap    Industrial -
 (Fiscal Year Covered)           Corporation       400 Index      Diversified
- -----------------------          -----------       ----------    -------------
       1989                         100               100           100
       1990                         107                95            93
       1991                         128               142           115
       1992                         170               159           134
       1993                         189               182           164
       1994                         197               175           150


- ---------------

(1) Peer companies included in the Dow Jones Industrial-Diversified Index are:
     Allied-Signal Inc., CBI Industries Inc., Cooper Industries Inc., Crane Company, Dexter Corporation, Dover Corporation, FMC Corporation, Illinois Tool Works, Inc., Ingersoll-Rand Co., National Service Industries, Inc., Parker Hannifin Corp., PPG Industries Inc., Raychem Corp., Stanley Works, Tenneco, Inc., Trinova Corporation and Tyco International Ltd.

RETIREMENT PLANS

     The Company provides retirement benefits for each officer under one of two supplemental plans. They are the Supplemental Retirement Benefit Plan ("Basic Supplemental Plan") and the Supplemental Executive Retirement Plan ("Secular Plan") which covers certain executive officers and division presidents who have attained age 58, in lieu of participation in the Basic Supplemental

Plan (collectively the "Supplemental Plans"). All executive officers are covered by the Basic Supplemental Plan. All executive officers are also covered by the qualified pension plan. Each plan is a defined benefit plan providing for normal retirement at age 65. Early retirement may be taken commencing with the first day of any month following the attainment of age 55, provided at least 15 years of service have been completed (10 years in the case of the Supplemental Plans). Early retirement benefits commencing prior to age 65 are reduced. The Supplemental Plans also provide for unreduced pension benefits if retirement occurs after age 62, provided at least 30 years of service have been completed. The Supplemental Plans contain provisions providing for a preretirement death benefit payable in a lump sum to a beneficiary designated by the participant for participants who die after qualifying for benefits. The Supplemental Plans also include provisions which fully vest participants upon termination of employment following a "change in control" of the Company as defined in the Supplemental Plans.

     Total pension benefits are based on final average compensation and years of service. The normal retirement benefit under the Supplemental Plans is equal to a total of .8% of final average compensation up to the "Social Security Covered Compensation" as defined in the Supplemental Plans plus 1.6% of the final average compensation in excess of the "Social Security Covered Compensation" multiplied by up to 33 years of service, reduced by the benefits under the qualified plan. Final average compensation is defined as the aggregate compensation (base salary plus nondiscretionary incentive compensation) for the 60 highest consecutive out of the last 120 months prior to date of retirement or termination of employment for any reason prior to normal retirement date.

     The following table shows estimated total annual pension benefits payable to the executive officers of the Company under the qualified Basic Supplemental Plan, including the Named Executives upon retirement at age 65, in various remuneration and year-of-service classifications, assuming the total pension benefit was payable as a straight life annuity guaranteed for ten years and retirement took place on January 1, 1995. The annual pension benefit payable to executive officers participating in the Secular Plan would be reduced from the amounts shown below to account for previous distributions under that Plan.

                               PENSION PLAN TABLE

                                                                  YEARS OF SERVICE
                                         -------------------------------------------------------------------
REMUNERATION(1)                            10          15          20          25          30          35*
- ---------------------------------------  -------     -------     -------     -------     -------     -------
   200,000.............................   29,926      44,890      59,853      74,816      89,779      98,757
   300,000.............................   45,926      68,890      91,853     114,816     137,779     151,557
   400,000.............................   61,926      92,890     123,853     154,816     185,779     204,357
   500,000.............................   77,926     116,890     155,853     194,816     233,779     257,157
   600,000.............................   93,926     140,890     187,853     234,816     281,779     309,957
   700,000.............................  109,926     164,890     219,853     274,816     329,779     362,757
   800,000.............................  125,926     188,890     251,853     314,816     377,779     415,557
   900,000.............................  141,926     212,890     283,853     354,816     425,779     468,357
 1,000,000.............................  157,926     236,890     315,853     394,816     473,779     521,157

- ---------------

 *  Supplemental Plans have a 33 year service maximum.

(1) Final average compensation for the Named Executives as of the end of the last calendar year is: Mr. Hathaway: $568,832; Mr. Campanaro: $268,930; Mr.
    Coppock: $277,400; Mr. Etzweiler: $348,046; and Mr. Taussig: $355,710. The estimated years of service for each Named Executive are as follows: Mr.
    Hathaway: 28.5 years; Mr. Campanaro: 14.5 years; Mr. Coppock: 13.5 years; Mr. Etzweiler: 28.5 years; and Mr. Taussig: 15 years.

     The Company does not provide retiree medical benefits to its executive officers.

EMPLOYMENT AGREEMENTS WITH OFFICERS OF THE COMPANY

     On September 25, 1989, the Board of Directors authorized the Company to enter into employment agreements with certain officers, including the Named Executives (the "Agreements"), pursuant to which authorization, the Company entered into individual Agreements with certain officers.

     The Agreements are designed as an inducement to retain the services of the officers and provide for continuity of management during the course of any threatened or attempted change in control of the Company. The Agreements are also intended to ensure that if a possible change in control should arise and the officer should be involved in deliberations or negotiations in connection with the possible change in control, the officer would be in a position to consider as objectively as possible whether the possible change in control transaction is in the best interest of the Company and its stockholders without concern for his position or financial well-being. Should a change in control occur, the Agreements provide for continuity of management following the change by imposing certain obligations of continued employment on the officers.

     Under the Agreements, the Company and the officers agree that in the event of a change in control, such officer will remain in the Company's employ for a period of three years from the date of the change in control (or to such officer's normal retirement date, if earlier), subject to such officer's right to resign during a thirty-day period commencing one year from the date of the change in control or for good reason, as defined in the Agreements. If such officer's employment terminates within three years after a change in control for any reason other than cause as defined in the Agreements, resignation without good reason as defined in the Agreements, or disability or death, such officer will be paid a lump sum amount equal to such officer's average annual gross income reported on Form W-2 for the most recent five taxable years prior to the change in control, multiplied by the lesser of 2.99 or the number of whole and fractional years left to such executive officer's normal retirement date, plus interest. The payment may be subject to reduction to avoid adverse tax consequences.

     For purposes of the Agreements, a "change in control" would be deemed to have occurred if (i) any person or group acquires 20% or more of the Company's issued and outstanding shares of common stock; (ii) the members of the Board as of the date of the Agreements (the "Incumbent Board") including any person subsequently becoming a Director whose election, or nomination for election by the Company's shareholders, was approved by a majority of the Directors then comprising the Incumbent Board, cease to constitute a majority of the Board of the Company as a result of the election of Board members pursuant to a contested election; (iii) the stockholders approve of a reorganization, merger or consolidation that results in the stockholders of the Company immediately prior to such reorganization, merger or consolidation owning less than 50% of the combined voting power of the Company or (iv) the stockholders approve the liquidation or dissolution of the Company or the sale of all or substantially all of the Company's assets.

     If such provisions under the applicable Agreements were to have become operative on January 1, 1995, the Company would have been required to pay Messrs. Hathaway, Campanaro, Coppock, Etzweiler and Taussig the following termination payments based on compensation information available at December 31, 1994: $1,492,949, $651,794, $728,381, $971,423 and $927,825, respectively.

     On September 26, 1988, the Company entered into an agreement with Mr. Hathaway which provides that for purposes of calculating his retirement benefits, his years of service will be deemed to have commenced June 20, 1966.

     The Company entered into a Special Supplemental Retirement Benefit Agreement and Severance Arrangement with Mr. Taussig effective January 1, 1994. The Benefit Agreement provides that for purposes of calculating his retirement benefits, his years of service will be deemed to have commenced October 27, 1979. The Arrangement provides for a capped cash severance payout in the event that his employment with the Company terminates within three years under certain circumstances. The combined value of the lump sum dollar amount attributable to the extra years of service and the severance would not exceed a cash amount of $600,000.

     Except as set forth in "Directors' Compensation" herein, to the knowledge of the Company, the only other transactions or proposed transactions since the beginning of the last fiscal year to which the Company has been a party and in which any Director, Named Executive or person nominated as a Director has had any interest, direct or indirect, have been transactions in the ordinary course of business consisting principally of the use of certain banks, as depositories and trustees under several of the pension plans of the Company, and use of an investment bank, in which certain Directors were interested as Directors, stockholders or limited partners but did not receive any material benefit as a result of the transactions. The terms and conditions of such transactions were on a basis no less favorable than obtainable from other sources for the same services rendered.

DIRECTORS' COMPENSATION

     Directors of the Company currently receive compensation of $18,500 per year plus $1,000 for participation at each meeting of the Board and $800 for each committee meeting. Directors who are chairmen of Board committees receive additional compensation of $2,000 per year. Certain Directors also received compensation for special services at the rate of $800 per day.

     Members of the Board who are not officers or employees of the Company or its divisions or subsidiary companies ("Outside Directors") are eligible to receive grants of nonqualified stock options. Individuals who are Outside Directors on the first business day of May of each year will automatically be granted on that date a nonqualified stock option to purchase 1,000 shares of the Company's common stock at a price equal to the market value on the date of grant. The Compensation Committee has no discretion as to the eligibility, exercise price or size of awards to Outside Directors. On May 1, 1994, the Company granted stock options in the amount of 1,000 each to the Outside Directors. The options permit the holders to purchase shares at the price of $42.00 per share, exercisable in whole or in part commencing one year after the date of grant and expiring on April 30, 2004.

     The Company also maintains a non-qualified pension plan for Directors ("Directors' Retirement Plan"). Pursuant to the terms of the Directors' Retirement Plan, members of the Board who are not eligible for pension benefits resulting from employment with the Company are eligible after completion of five
(5) years of service as a Director to receive pension benefits upon retirement from the Board. A monthly pension benefit equal to 60% of the monthly director's retainer in effect at the time of retirement will be paid to the Director for a period of months equal to the number of whole months of his service as a Director of the Company up to a maximum of one hundred twenty (120) months. The monthly retainer does not include meeting fees, chairmanship increments and consulting fees. Directors who are actively employed by the Company receive no additional compensation for serving as Directors.

NOMINATING COMMITTEE

     The Nominating Committee recommends periodically to the Board prospective Director candidates in light of resignations, retirements, or other changes in the composition of the Board; proposes to the Board by January of each year a slate of Directors for submission to the stockholders at the Annual Meeting; and represents the Board in discussions with prospective Director candidates. At the present time, the Nominating Committee will accept nominations only from Directors and Officers of the Company. The Nominating Committee met three times in 1994.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

     The Management Development and Compensation Committee administers the Company's executive compensation policies and programs. The Committee also advises the Board concerning election of officers and executive salaries, and reviews and consults with appropriate members of management with respect to organizational matters. Areas of responsibility include, but are not necessarily limited to, planning for management succession at the corporate and division level, particularly in senior executive ranks, recommending to the Board the annual base salary of corporate officers and division presidents, authorizing awards under the Incentive Compensation Plans and advising the Board regarding the institution or amendment of any incentive or contingent compensation plan applicable to officers of the Company. The Management Development and Compensation Committee met ten times in 1994. For additional information regarding the policies and mission of the Compensation Committee see the "Board Compensation Committee Report on Executive Compensation" which appears on page 7 of this Proxy Statement.

AUDIT COMMITTEE

     The Audit Committee meets with members of management, the independent accountants and internal auditors and reviews and approves the scope of audit and non-audit services, reviews the results of the annual audit and any accounting or disclosure questions, if any, encountered in the course of the annual audit and reviews the adequacy of internal controls. The Audit Committee met two times in 1994.

APPROVAL OF THE 1995 EXECUTIVE INCENTIVE COMPENSATION PLAN

     The Company's Board of Directors believes that attracting and retaining executives and other key employees of high quality is essential to the Company's growth and success. In addition, the long-term success of the Company will be enhanced by a comprehensive compensation program which may include different types of incentives for motivating executives and rewards for outstanding service, including awards that link compensation to measures of the Company's performance. In this regard, stock options and other stock-related awards have been and will continue to be an important element of compensation for executives because such awards enable executives to increase their proprietary interest in the Company and thereby promote a closer identity of interests between executives and the Company's stockholders. The Board has concluded also that a greater portion of an executive's total compensation should be linked to measures of the performance, and that payment of a portion of such compensation in the form of restricted stock would provide an additional stock-based incentive for the creation of stockholder value. Such awards would provide an increased incentive for executives to expend their maximum efforts for the success of the Company's business.

     Accordingly, on November 15, 1994, the Company's Management Development and Compensation Committee established and the Board of Directors adopted, subject to stockholder approval, the 1995 Executive Incentive Compensation Plan (the "1995 EICP"). The flexible terms of the 1995 EICP provide for grants of options and stock appreciation rights ("SARs"), a variety of other stock-related awards, and annual incentive awards that will be settled in part in cash and in part by the grant of restricted stock ("Awards"). The 1995 EICP is intended to provide flexible terms to permit such Committee (or other Board committee that may administer the 1995 EICP) (the "Committee") to enter into compensatory arrangements that promote the compensation goals and policies discussed above in the "Board Compensation Committee Report on Executive Compensation."

     The Board of Directors is requesting stockholder approval of the 1995 EICP in order to comply with requirements of the New York Stock Exchange, to qualify certain stock options as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the

"Code"), to qualify certain transactions under the 1995 EICP for exemptions from liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by virtue of Rule 16b-3, and to comply with other applicable federal and state laws. In addition, stockholder approval of the 1995 EICP, including the performance goals relating to options and SARs that implicitly incorporate a performance goal based on appreciation in market price of shares and performance goals relating to annual incentive awards (described below under the heading "Annual Incentive Awards"), is being sought to comply with requirements relating to "performance-based compensation" under Section 162(m) of the Code. Compliance with such requirements is intended to ensure that certain compensation under the 1995 EICP paid to persons who at the end of the year of payment may be the chief executive officer or one of the four other most highly compensated executive officers (the "Named Executives") will be deductible by the Company without being limited by Code Section 162(m)'s $1 million deductibility cap. See "Board Compensation Committee Report on Executive Compensation."

     Upon approval by stockholders of the 1995 EICP, the authorization of further grants of options and awards to employees under the Company's 1986 Stock Option Plan will be terminated, although outstanding awards under that plan will remain in effect. However, if the stockholders approve the 1995 EICP, the existing Long-Term Incentive Compensation Plan will be discontinued and amounts accrued for the incomplete three year Plan period ending in 1995 (relating to performance in years 1993 and 1994) and the incomplete three year Plan period ending in 1996 (relating to performance in 1994), will be paid to participants promptly after stockholder approval. See also "APPROVAL OF THE 1995 NON-EMPLOYEE DIRECTORS' STOCK PLAN."

     The following is a brief description of the material features of the 1995 EICP. Such description is qualified in its entirety by reference to the full text of the 1995 EICP, a copy of which is attached as Exhibit A to this Proxy Statement.

     SHARES SUBJECT TO THE 1995 EICP; ANNUAL PER-PERSON LIMITATIONS. Under the 1995 EICP, a total of 2,000,000 shares of the Company's common stock ("Shares") are reserved and available for issuance to participants in connection with Awards. Shares subject to a forfeited or expired Award or to an Award that is settled in cash or otherwise terminated without issuance of Shares to the participant again become available under these limitations, but Shares withheld by the Company to satisfy withholding tax obligations are treated as issued to the participant under the 1995 EICP. Shares issued under the 1995 EICP may be either newly issued Shares or treasury Shares. On March 6, 1995, the last reported sale price of Shares in New York Stock Exchange Composite Transactions was $42.50 per Share.

     In addition, during any calendar year, no participant may be granted options and SARs under the 1995 EICP with respect to more than 25,000 Shares, and the maximum value of any annual incentive award settled during any calendar year (including the value of any restricted stock granted in settlement thereof) shall not exceed $800,000.

     The Committee is authorized to adjust the number and kind of Shares subject to the aggregate Share limitations and annual limitations under the 1995 EICP and subject to outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or Share exchange, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 1995 EICP. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to performance conditions relating to annual incentive awards must conform to the requirements of Code Section 162(m).

     ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also an employee, are eligible to be granted Awards under the 1995 EICP. At present, approximately 64 persons would be considered to be eligible for Awards under the 1995 EICP.

     ADMINISTRATION. The 1995 EICP is administered by the Committee, the members of which must each be a "disinterested person" as defined under Rule 16b-3 under the Exchange Act. Subject to the terms and conditions of the 1995 EICP, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of Shares to which Awards will relate, specify times at which Awards will be exercisable or settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1995 EICP, and make all other determinations which may be necessary or advisable for the administration of the 1995 EICP. The 1995 EICP provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 1995 EICP.

     STOCK OPTIONS AND SARS. The Committee is authorized to grant stock options, including both ISOs which can result in potentially favorable tax treatment to the participant and nonqualified stock options (i.e., options not qualifying as ISOs), and SARs entitling the participant to receive the excess of the fair market value of a Share on the date of exercise over the grant price of the SAR. The exercise price per Share subject to an option and the grant price of an SAR is determined by the Committee, but must not be less than the fair market value of a Share on the date of grant. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally is fixed by the Committee, except no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, Shares, outstanding Awards, or other property (possibly including notes or obligations to make payment on a deferred basis, such as through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee. SARs granted under the 1995 EICP may include "limited SARs" exercisable for a stated period of time following a "change in control" of the Company, as discussed below.

     RESTRICTED AND DEFERRED STOCK. The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of Shares which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of the specified restricted period. The restricted period generally is established by the Committee, but restricted stock must be forfeitable for at least three years, in the event of voluntary termination of employment by the participant or involuntary termination by the Company for cause, if the grant or lapse of restrictions is not conditioned upon achievement of a performance objective. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, including the right to vote the Shares and to receive dividends thereon, unless otherwise determined by the Committee. An Award of deferred stock confers upon a participant the right to receive Shares at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period (which restricted period need not extend for the entire duration of the deferral period). Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with Share ownership (although dividend equivalents may be granted, as discussed below).

     ANNUAL INCENTIVE AWARDS. The Committee is authorized to grant annual incentive awards, in the form of cash and/or restricted stock, upon achievement of preestablished performance objectives during a specified one-year period. As stated above, annual incentive awards granted to Named Executives are intended to constitute "performance-based compensation" not subject to the limitation on deductibility under Code Section 162(m). The Committee generally must establish the performance objectives, amounts payable, other terms of settlement, and all other terms of such Awards not later than the first quarter of the Company's fiscal year.

     The performance objectives to be achieved as a condition of settlement of annual incentive awards will consist of (i) two or more business criteria, (ii) minimum, targeted and maximum levels of performance with respect to each such business criteria, and (iii) amounts payable upon achievement of such levels of performance and at other levels of performance between the specified minimum and maximum levels. In the case of participants expected to be Named Executives, the business criteria used must be two or more of those specified in the 1995 EICP, although for other participants the Committee may specify other business criteria. The business criteria specified in the 1995 EICP are annual return on capital, annual earnings per share, annual cash flow provided by operations, annual sales, and strategic business criteria such as specified sales, market penetration, geographic business expansion goals, cost targets, safety goals, goals relating to acquisitions or divestitures, research and development and product development. Subject to the requirements of the 1995 EICP (including as to the use of such specified business criteria and maximum annual amounts payable), the Committee will determine other annual incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels or performance, and the extent to which such Awards will be settled in cash and in restricted stock.

     If restricted stock is granted in settlement of an annual incentive award in respect of a given performance year, 50% of such restricted stock shall have a restricted period ending not earlier than the end of the year following such performance year and 50% of such restricted stock shall have a restricted period ending not earlier than the end of the third year following such performance year. In the event of the participant's voluntary termination of employment or involuntary termination by the Company for "cause" prior to the end of the restricted period, such restricted stock will be forfeited.

     DIVIDEND EQUIVALENTS. The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards, or other property equal in value to dividends paid on a specific number of Shares. Dividend equivalents may be granted on a free-standing basis or in connection with another Award, may be paid currently or on a deferred basis, and, if deferred, may be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles specified by the Committee.

     BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

     OTHER TERMS OF AWARDS. Awards may be settled in cash, Shares, other Awards, or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares, or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 1995 EICP. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or previously acquired Shares or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1995 EICP generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may in the future permit transfers if and to the extent that SEC rules are modified to allow transfers for estate planning purposes (as currently proposed).

     Awards under the 1995 EICP are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for other Awards under the 1995 EICP, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, awards, or rights as well.

     ACCELERATION OF VESTING. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral periods of any Award, and such accelerated exercisability, lapse, and expiration shall occur automatically in the case of a "change in control" of the Company (including cash settlements of SARs and "limited SARs" which may be exercisable only in the event of a change in control). Subject to certain exceptions, the 1995 EICP defines a "change in control" as (i) any person becoming a beneficial owner of securities representing 20% or more of the outstanding voting power of the company's voting securities, (ii) members of the Board serving at the beginning of any two-year period, together with members first elected in such period with the approval of two-thirds of the original members and new members previously so approved, ceasing to constitute at least a majority of the Board, or (iii) a transaction occurring which would be required to be reported as a "change in control" under specified SEC disclosure rules.

     AMENDMENT AND TERMINATION OF THE 1995 EICP. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1995 EICP or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Shares are then listed or quoted. Thus, stockholder approval, for example, will be required for any material increase in the number of Shares available for award to executive officers under the 1995 EICP, but will not necessarily be required for amendments which might increase the cost of the 1995 EICP or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1995 EICP will terminate at such time as no Shares remain available for issuance under the 1995 EICP and the Company has no further rights or obligations with respect to outstanding Awards under the 1995 EICP.

     INITIAL AWARDS. The Committee established various performance objectives for 1995 for determination of annual incentive awards under the 1995 EICP which, subject to stockholder approval of the Plan, will be paid following the 1995 Plan year. The annual incentive award authorization provides for awards with a potential value ranging from zero to a maximum amount equal to the participant's base salary multiplied by .06 times his or her assigned salary level at the end of the performance year (such salary levels range from 13 to 27 for participants to be granted annual incentive awards), with the amount payable for achievement of the targeted level of performance equal to 67% of such maximum amount. The annual incentive awards will be settled by payment in cash equal to 60% of the total payout under the Award and a grant of restricted stock having a fair market value, based on the fair market value of Shares at the date of the Committee's determination of the extent to which performance goals were achieved, equal to 40% of the total payout. For annual incentive awards in respect of 1995 (and for 1996 as well) such restricted stock will be subject to a restricted period ending, as to 50% of the restricted stock, on the first anniversary date of the Committee's determination of the extent to which performance goals were achieved and, as to the other 50% of the restricted stock, on the third anniversary of the date of such Committee determination. Dividends on such restricted stock will be reinvested in additional restricted stock.

     The following table sets forth the maximum dollar value of annual incentive awards authorized under the 1995 EICP in respect of the 1995 performance year to be awarded to the persons who were Named Executives and specified groups of executive officers and employees, subject to stockholder approval:

                               NEW PLAN BENEFITS

                   1995 EXECUTIVE INCENTIVE COMPENSATION PLAN

                                                               MAXIMUM DOLLAR VALUE OF
                       NAME AND POSITION                       ANNUAL INCENTIVE AWARDS*
    -------------------------------------------------------    ------------------------
    D. C. Hathaway --
      Chairman, President & Chief
        Executive Officer..................................              648,000
    L. A. Campanaro --
      Senior Vice President & Chief
        Financial Officer..................................              309,534
    P. C. Coppock --
      Senior Vice President, Chief
        Administrative Officer, General
        Counsel & Secretary................................              276,000
    W. D. Etzweiler --
      Senior Vice President & Chief
        Operating Officer..................................              309,534
    B. W. Taussig --
      Senior Vice President & Chief
        Operating Officer..................................              309,534

    All Executive Officers as a Group (6 in number)........            1,973,064
    All Other Employees (including current officers who are
      not executive officers)..............................            5,639,062

- ---------------
* Represents dollar value of payout in the event of achievement of performance objectives required for maximum payout. Achievement of targeted performance levels will result in payout of 67% of maximum dollar value, and performance that fails to meet minimum performance levels will result in no payout. As described above, payouts will be 60% in cash and 40% in restricted stock.

     In the event that stockholders do not approve the 1995 EICP, the previously contemplated annual incentive awards under the 1995 EICP will not be made.

     FEDERAL INCOME TAX IMPLICATIONS OF THE 1995 EICP. The following is a brief description of the Federal income tax consequences generally arising with respect to Awards under the 1995 EICP.

     The grant of an option or SAR will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Shares acquired on the date of exercise, and upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable Shares received.

     Upon a disposition of Shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the Shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of Shares acquired upon the exercise of an option or SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such Shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option or SAR).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

     With respect to Awards granted under the 1995 EICP that may be settled either in cash or in Shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of Shares or other property received. The Company generally will be entitled to a deduction for the same amount. With respect to Awards involving Shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the Shares or other property received at the first time the Shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of Shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such Shares or other property he would not be entitled to any tax deduction, including as a capital loss, for the value of the Shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the Shares of other property.

     The foregoing discussion, which is general in nature, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1995 EICP. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 1995 EICP (such as payment of the exercise price of an option by surrender of previously acquired Shares), and with respect to a participant who is subject to Section 16 of the Exchange Act when he or she acquires Shares in a transaction that would otherwise result in taxation within six months after the grant of the Award. This discussion does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws. Accordingly, participants are urged to consult a tax advisor as to their individual circumstances.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to the chief executive officers in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore, remains fully deductible by the company that pays it.

     As discussed above, the Company intends that options and SARs granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying Shares at the date of grant, annual incentive awards to employees the Committee expects to be Named Executives at the time compensation is received under such Awards and restricted stock granted as a payout for such annual incentive awards qualify as such "performance-based compensation," so that such Awards will not be subject to Code Section 162(m)'s $1 million deductibility cap. Final regulations under
Section 162(m), which have not yet been adopted by the Internal Revenue Service, and interpretations may adversely affect the ability of the Company to ensure that options, SARs, and annual incentive awards under the 1995 EICP will qualify as "performance-based compensation" that is fully deductible by the Company under Section 162(m). Other Awards under the 1995 EICP will not so qualify, so that compensation paid to persons who are Named Executives in connection with such Awards may, to the extent such compensation and other compensation subject to Section 162(m)'s deductibility cap exceeds $1 million in a given year, be subject to Section 162(m)'s deductibility cap.

     VOTE REQUIRED. Adoption of the proposal to approve the 1995 EICP requires the affirmative vote of holders of a majority of the Shares present in person or by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 EXECUTIVE INCENTIVE COMPENSATION PLAN.

APPROVAL OF THE 1995 NON-EMPLOYEE DIRECTORS' STOCK PLAN

     On November 15, 1994, the Board of Directors of the Company adopted, subject to stockholder approval, the 1995 Non-Employee Directors' Stock Plan (the "Directors' Plan"). The Directors' Plan is intended to promote ownership by non-employee Directors of a greater proprietary interest in the Company, thereby aligning such Directors' interests more closely with the interests of stockholders of the Company, and to assist the Company in attracting and retaining highly qualified persons to serve as non-employee Directors.

     The Board of Directors adopted the Directors' Plan in connection with its determination to replace the Company's 1986 Stock Option Plan, as amended and restated (the "1986 Plan"), with the 1995 EICP. See "APPROVAL OF THE 1995 EXECUTIVE INCENTIVE COMPENSATION PLAN." Since 1989, the 1986 Plan has provided for an automatic annual grant, to each non-employee director, of an option to purchase 1,000 shares of the Company's common stock. Authority for such grants under the 1986 Plan is scheduled to terminate in 1996. The Board of Directors has determined that, in addition to replacing the 1986 Plan with the 1995 EICP to provide for long-term compensation to employee-directors and other executives, the Board should continue to authorize annual grants of stock options to non-employee directors, on substantially the same basis as under the 1986 Plan. In addition, the Board concluded that non-employee directors who might desire to increase their proprietary interest in the Company should be permitted to elect to receive cash fees in the form of common stock. The Board, therefore, adopted the Directors' Plan to provide for such automatic option grants and elective acquisitions of common stock (including deferred stock, as described below). The Directors' Plan has been adopted separately from the 1995 EICP in order to reduce the complexity and simplify the administration of each Plan, as well as to provide greater certainty in complying with certain regulations of the Securities and Exchange Commission (the "SEC").

     The following summary of the material terms of the Directors' Plan is qualified in its entirety by reference to the full text of the Directors' Plan, a copy of which is attached as Exhibit B to this Proxy Statement.

     The Directors' Plan generally provides for an annual grant to each Director who is not an employee of the Company or any subsidiary of a stock option to purchase 1,000 shares of common stock, subject to adjustment (as described below). Such grants will be made automatically on the first business day of May, beginning in 1995. If the nominees for election as Director named in this proxy statement are reelected, nine Directors would qualify as non-employee Directors under the Directors' Plan.

     Stock options granted under the Directors' Plan are non-qualified stock options having an exercise price equal to 100% of the fair market value of the common stock at the date of grant. Directors are not required to pay any cash consideration at the time of grant of options. A Director may pay the exercise price of an option in cash or by surrendering previously acquired shares of common stock. On March 6, 1995, the reported closing price of the Company's common stock in New York Stock Exchange Composite Transactions was $42.50 per share.

     Stock options granted under the Directors' Plan become exercisable one year after the date of grant, although a Directors' option will become immediately exercisable if the optionee ceases serving as a Director for any reason. Such options will expire at the earlier of ten years after the date of grant or five years after the optionee ceases serving as a Director for any reason, except that, if the optionee dies during the five-year post-termination period, such period shall be extended until the date five years after the optionee's death (but in no event more than ten years after the date of grant). Options generally are not transferable by the optionee other than by will or by the laws of descent and distribution or to a designated beneficiary in the event of death, and are exercisable during the Director's lifetime only by the Director, except that transfers of options for estate planning purposes generally will be permitted if SEC regulations are modified (as currently proposed) to permit such transfers.

     The Directors' Plan also permits a non-employee Director to elect to receive fees otherwise payable in cash in the form of common stock, or defer receipt of such fees in the form of "deferred stock." The Director may make such election for up to 100% of the fees otherwise payable to him or her, including annual retainer fees, fees for service on a Board committee and fees for service as chairman of a Board committee. See "Directors' Compensation." If a Director elects to receive fees in the form of common stock, the Company will issue to the Director or to an account designated by the Director a number of shares having an aggregate fair market value equal to the fees (or as nearly as possible equal to the fees) that would have been payable at that date but for the Director's election to receive shares instead. If a Director elects to receive fees in the form of deferred stock, the Company will credit a deferral account established for the Director with a number of shares of deferred stock equal to the number of shares (including fractional shares) having an aggregate fair market value at that date equal to the fees that otherwise would have been payable at such date but for Director's election to receive deferred stock instead. When, as, and if dividends are declared and paid on common stock, dividend equivalents will be credited on deferred stock then credited to a Director's account, which amounts generally will be either paid to the Director in cash or deemed to be reinvested in additional deferred stock. A Director's deferred stock account will be settled, at such time or times as may be elected by the Director in his or her original deferral election form, by delivering one share of common stock for each share of deferred stock then credited to the account and subject to such settlement, together with cash in lieu of any fractional share. Shares of common stock and deferred stock acquired under the Directors' Plan are non-forfeitable.

     A total of 150,000 shares of common stock are reserved and available for issuance under the Directors' Plan. Such shares may be authorized and unissued shares or treasury shares. If any stock option expires without having been exercised in full, the shares subject to the unexercised portion of the option will again be available for issuance under the Directors' Plan. The aggregate number and kind of shares issuable under the Directors' Plan, the number and kind of shares subject to each automatic annual option grant, the number and kind of shares subject to outstanding options and the exercise price thereof, the number and kind of shares to be issued in payment of fees and the number and kind of shares to be issued in settlement of deferred stock will be appropriately adjusted by the Board or the Executive Committee in the event of a recapitaliza-tion, reorganization, merger consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, certain other extraordinary dividends, liquidation, dissolution, or other similar corporate transaction or event affecting common stock, in order to prevent dilution or enlargement of Directors' rights under the Directors' Plan.

     The Directors' Plan will be administered by the Board of Directors or the Executive Committee of the Board, provided that any action by the Board or such Committee shall be taken only if approved by vote of a majority of the Directors who are not then eligible to participate in the Directors' Plan. The Directors' Plan may be amended, altered, suspended, discontinued, or terminated by the Board without further stockholder approval, unless such approval is required by law or regulation or under the rules of the New York Stock Exchange (or other stock exchange or automated quotation system on which the common stock is then listed or quoted). Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

     The Directors' Plan will become effective upon its approval by stockholders. Unless earlier terminated by the Board, the Directors' Plan will terminate when no shares remain available under the Directors' Plan and the Company and Directors have no further rights and obligations under the Directors' Plan.

     NEW PLAN BENEFITS TABLE. The following table sets forth the number of options that would have been automatically granted to non-employee Directors as a group under the Directors' Plan in 1994 had the Directors' Plan been in effect during that year:

                               NEW PLAN BENEFITS

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                                                    NUMBER OF
                           NAME AND POSITION                         OPTIONS
                           -----------------                        ---------
        Non-employee Director Group (10 in number).............      10,000

     It is not possible at present to predict the number of shares that will be issuable under the Directors' Plan to non-employee Directors as common stock or in connection with deferred stock in payment of fees.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted and acquisitions of stock or deferred stock in payment of fees under the Directors' Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Directors who participate in the Directors' Plan.

     The grant of an option will create no tax consequences for the optionee or the Company. Upon exercise of an option, the optionee must generally recognize ordinary income equal to the fair market value of the common stock acquired on the date of exercise minus the exercise price, and the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the optionee. A disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis (such basis is generally the exercise price plus the amount recognized as ordinary income) in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of option shares.

     If a Director acquires common stock in lieu of cash fees, he or she will recognize ordinary income equal to the fair market value of the common stock acquired on the date of acquisition. If a

Director acquires deferred stock in payment of cash fees, he or she will not recognize ordinary income at the date the fees would otherwise have been paid or as a result of the crediting of deferred stock to his or her account (including upon deemed reinvestment of dividend equivalents). The Director will, however, at the date of settlement of the deferred stock by issuance of common stock to the Director, recognize ordinary income equal to the fair market value of the common stock acquired at that date, and any dividend equivalents paid in cash will constitute ordinary income as well. The Company generally will be entitled to a tax deduction equal to any amount that constitutes ordinary income to the Director.

     VOTE REQUIRED. Adoption of the proposal to approve the Directors' Plan requires the affirmative vote of holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 NON-EMPLOYEE DIRECTORS' STOCK PLAN.

APPROVAL OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has designated Coopers & Lybrand L.L.P., as independent accountants of the Company's accounts for the fiscal year ending December 31, 1995, subject to stockholder approval. This firm has audited the accounts of the Company and its predecessors since 1929. Although neither the Certificate and By-laws nor the General Corporation Law of the State of Delaware, the State of incorporation, requires the election or approval of the selection of independent accountants, the Board of Directors desires that the selection of independent accountants be approved by the stockholders. Such designation of Coopers & Lybrand L.L.P. will be submitted to the Annual Meeting for confirmation or rejection and, in the absence of contrary direction, it is intended that Proxies in the accompanying form will be voted in favor of confirmation. A representative of Coopers & Lybrand L.L.P. will attend the Annual Meeting, with the opportunity to make a statement and answer questions of stockholders.

     If this proposal is not approved by a majority of the shares entitled to vote at the Annual Meeting present in person or by proxy, the appointment of the independent accountants will be reevaluated by the Board of Directors. However, because of the difficulty and expense of making any substitution of accountants so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year ending December 31, 1995, will be permitted to stand unless the Board finds other good reasons for making a change. The Board will then make an independent business judgment as to whether to seek new independent accountants for the fiscal year ending 1996.

     The Audit Committee of the Company's Board of Directors, at its meeting held on August 23, 1994, reviewed and approved the fee estimate for the annual audit of the Company's fiscal 1994 financial statements and, taking into consideration the possible effect of non-audit services on the accountants' independence, also approved the type of non-audit services to be rendered in such year.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

OTHER MATTERS

     The cost of this solicitation of Proxies will be borne by the Company. In addition to solicitation by use of mail, employees of the Company may solicit Proxies personally or by telephone or telegraph but will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees and fiduciaries to send Proxies and Proxy materials to their principals and the Company may reimburse them for their expense in so doing. The Company has retained Morrow & Co. to assist in the solicitation at a cost that is not expected to exceed $8,000 plus reasonable out-of-pocket expenses.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT
1996 ANNUAL MEETING

     If a stockholder of the Company wishes to present a proposal for consideration at the next Annual Meeting of Stockholders, such proposal must be received at the executive offices of the Company no later than November 22, 1995, to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that Annual Meeting.

HARSCO CORPORATION

/s/ Paul C. Coppock

Paul C. Coppock
Senior Vice President, Chief Administrative Officer, General Counsel and
Secretary
March 22, 1995

                                                                       EXHIBIT A

                               HARSCO CORPORATION

                   1995 EXECUTIVE INCENTIVE COMPENSATION PLAN

     1. PURPOSES. The purposes of this 1995 Executive Incentive Compensation Plan (the "Plan") of Harsco Corporation, a Delaware corporation (the "Company"), are to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward executive officers and other key employees of the Company and its subsidiaries, to link compensation to measures of the Company's performance by providing for annual incentive awards to be settled partly in cash and partly in stock in order to promote the creation of stockholder value, and to enable such employees to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such employees and the Company's stockholders.

     2. DEFINITIONS. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents, and Annual Incentive Awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." The definitions of terms relating to a Change in Control of the Company are set forth in Section 8 of the Plan. In addition to such terms and the terms defined in Section 1, the following terms shall be defined as set forth below:

          (a) "Award Agreement" means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

          (b) "Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
     Section 9(b). If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

          (e) "Committee" means the Management Development and Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall at all times consist of three or more directors each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

          (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

          (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date means the average of the high and the low sale prices of a share of common stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street

     Journal (or an equivalent successor table) for such date or, if no such prices are reported for such date, on the most recent trading day prior to such date for which such prices were reported.

          (h) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (i) "Participant" means a person who, as an executive officer or key employee of the Company or a subsidiary, has been granted an Award under the Plan.

          (j) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (k) "Stock" means the Common Stock, $1.25 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

     3. ADMINISTRATION.

          (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

             (i) to select Participants to whom Awards may be granted;

             (ii) to determine the type or types of Awards to be granted to each Participant;

             (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

             (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

              (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

              (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

              (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

             (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

              (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

          (b) Manner of Exercise of Committee Authority.   Unless authority is
     specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions of the Committee as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.

          (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     4. STOCK AVAILABLE UNDER PLAN; PER-PERSON AWARD LIMITATIONS; ADJUSTMENTS.

          (a) Stock Reserved for Awards. Subject to adjustment as hereinafter provided, the total number of shares of Stock reserved and available for delivery to Participants in connection with Awards under the Plan shall be 2,000,000. No Award may be granted if the number of shares to which such Award relates, when added to the number of shares to which other then-outstanding Awards relate, exceeds the number of shares then remaining available for delivery under this Section 4. If all or any portion of an Award is forfeited, settled in cash, or otherwise terminated without delivery of shares to the Participant, the shares to which such Award or portion thereof related shall again be available for Awards under the Plan; provided, however, that, if any such shares could not again be available for Awards to a Participant who is subject to Section 16 of the Exchange Act under applicable requirements of Rule 16b-3, such shares shall be available exclusively for Awards to Participants who are not subject to
     Section 16. The Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (b) Annual Individual Limitations. During any calendar year, no Participant may be granted Options and SARs under the Plan with respect to more than 25,000 shares of Stock. In addition, the maximum value of any Annual Incentive Award settled during any calendar year (including the value of any Restricted Stock granted in settlement thereof) shall not exceed $800,000.

          (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued or transferred to Participants, (iii) the number and kind of shares that may be issued or delivered in respect of other outstanding Awards, (iv) the exercise price, grant price, or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), and (v) the number of shares with respect to which Options and SARs may be granted to a Participant in any calendar year, as set forth in Section 4(b). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, and no such adjustment shall be authorized with respect to Options or SARs or Annual Incentive Awards to the extent that such authority would cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code and regulations thereunder.

     5. ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also such an employee, are eligible to be granted Awards under the Plan. The foregoing notwithstanding, no member of the Committee shall be eligible to be granted Awards under the Plan.

     6. SPECIFIC TERMS OF AWARDS.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant or upon the occurrence of other events. Awards will be granted under the Plan in order to obtain for the Company and its subsidiaries the benefit of the services of Participants; accordingly, except as provided in Sections 6(f) or 7(a) and to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, no other consideration may be required in connection with the grant (but not the exercise) of any Award.

          (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

             (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

             (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants; provided, however, that Participants shall be permitted to specify that Stock issued upon exercise of Options shall be registered in the name of a person other than the Participant.

             (iii) Expiration Date of Options. No Option shall expire later than ten years after the date of its grant.

             (iv) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested such disqualification.

          (c) Stock Appreciation Rights ("SARs"). The Committee is authorized to grant SARs to Participants on the following terms and conditions.

             (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise, over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which shall be not less than the Fair Market Value of one share of Stock on the date of grant.

             (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control (as such term is defined in Section 8(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

             (iii) Expiration Date of SARs. No SAR shall expire later than ten years after the date of its grant.

          (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

             (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine; provided, however, that Restricted Stock the grant of which is not conditioned upon achievement of any performance objective shall be subject to a restriction on transferability and a risk of forfeiture for a period of not less than three years after the date of grant (except that the Committee may accelerate the lapse of such restrictions in the event of the Participant's termination of employment due to death, disability, normal or approved early retirement, or involuntary termination by the Company or a subsidiary without "cause," as defined by the Committee). Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

             (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, except as otherwise provided in Section 6(d)(i).

             (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

             (iv) Dividends and Distributions. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. To this end, the Committee may require or permit such dividends to be automatically reinvested through any dividend reinvestment plan or program of the Company, subject to such terms and conditions as the Committee may specify. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property is distributed.

          (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

             (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

             (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

          (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; provided, however, that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such Stock or Awards shall be determined by the Committee in a manner conforming to the disinterested administration requirements of Rule 16b-3. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

          (h) Annual Incentive Awards. The Committee is authorized to grant Annual Incentive Awards, which Awards shall represent a conditional right to receive cash and/or Restricted Stock upon achievement of preestablished performance objectives, subject to the following terms and conditions:

             (i) Status of Awards Under Section 162(m) of the Code. It is the intent of the Company that Annual Incentive Awards under this Section 6(h)(i) granted to persons who are "covered employees" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27 until such time as successor proposed regulations or final regulations may be adopted) shall constitute "qualified performance-based compensation" within the meaning of Code
        Section 162(m) and regulations thereunder. Accordingly, this Section 6(h)(i), and the definition of "covered employee" and other terms used herein, shall be interpreted in a manner consistent with Code Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a "covered employee" with respect a fiscal year that has not yet been completed, the term "covered employee" as used in this Section 6(h)(i) shall mean only a person determined by the Committee, at the time of grant of an Annual Incentive Award, likely to be a "covered employee" with respect to that fiscal year.

             (ii) Grants of Annual Incentive Awards. If the Committee determines to grant Annual Incentive Awards with respect to any fiscal year, the Committee shall select the Participants to be granted such Awards and establish the performance objectives, amounts payable and other terms of settlement, and all other terms of such Awards. Such determinations by the Committee shall be made, in the case of any covered employee, not later than the end of the first quarter of that fiscal year or such earlier date as may be necessary to comply with Code
        Section 162(m) and regulations thereunder.

             (iii) Performance Objectives and Amounts Payable. The performance objectives relating to an Annual Incentive Award shall consist of (A) two or more business criteria, (B) minimum, targeted, and maximum levels of performance with respect to each such business criteria, and (C) amounts payable upon achievement of such levels of performance and at other levels of performance between the specified minimum and maximum levels, as specified by the Committee subject to this Section 6(h)(iii). In the case of persons determined by the Committee to be covered employees, performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder. Business criteria used by the Committee in establishing performance objectives shall be selected from among the following:

             (1) Annual return on capital;

             (2) Annual earnings per share;

             (3) Annual cash flow provided by operations;

             (4) Annual sales; and/or

             (5) Strategic business criteria, consisting of one or more objectives based on meeting specified sales, market penetration, geographic business expansion goals, cost targets, safety goals, goals relating to acquisitions or divestitures, research and development and product development goals.

     The Committee may, in its discretion, specify business criteria other than those stated above in establishing business objectives for such Awards to Participants other than covered employees, but may not specify business criteria other than those stated above in establishing the business objectives for such Awards to covered employees. The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of one year. Performance objectives may differ for such Awards to different Participants, including such Awards to different covered employees. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award.

             (iv) Payment of Cash and/or Restricted Stock in Settlement. The Committee shall specify whether and to what extent an Annual Incentive Award shall be settled in cash, in shares of Restricted Stock, or in a combination thereof. With respect to covered employees, the Committee shall specify the form or forms of settlement at the time of grant of such Award. If any Restricted Stock is awarded in settlement of such an Award, at least 50% of such Restricted Stock shall be subject to a restriction on transferability and a risk of forfeiture for a period extending until the end of the fiscal year following the year to which such Award related, and the remaining portion of such Restricted Stock shall be subject to a restriction on transferability and a risk of forfeiture for a period extending until the end of the third fiscal year following the year to which such Award related (except that the Committee may accelerate the lapse of such restrictions in the event of the Participant's termination of employment due to death, disability, normal or approved early retirement, or involuntary termination by the Company or a subsidiary without "cause," as defined by the Committee). The Committee may specify additional or longer restrictions on transferability and risks of forfeiture with respect to such Restricted Stock.

             (v) Committee Determinations and Adjustments to Amounts
        Payable. As promptly as practicable following completion of the year or other period with respect to which performance objectives relating to Annual Incentive Awards are to be achieved, the Committee shall determine whether and to what extent such performance objectives have in fact been achieved. All such determinations by the Committee shall be made in writing. The Committee may, in its discretion, increase or reduce the amounts payable in settlement of such an Award after the date of grant and prior to settlement (including upon consideration by the Committee of other performance criteria), except that the Committee may not exercise discretion to increase the amounts payable in settlement of such an Award to a covered employee. The Committee may not delegate any responsibility under this Section 6(h)(v).

     7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other

     Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to Sections 6(b)(iii) and 6(c)(iii).

          (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

          (d) Rule 16b-3 Compliance.

             (i) Six-Month Holding Period. Unless a Participant could otherwise dispose of or exercise a derivative security or dispose of Stock delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) at least six months shall elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security and (ii) Stock granted or awarded under the Plan other than upon exercise or conversion of a derivative security shall be held for at least six months from the date of grant or award.

             (ii) Reformation To Comply with Exchange Act Rules. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under
        Section 16(b).

          (e) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7(e) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

     8. CHANGE IN CONTROL PROVISIONS.

          (a) In the event of a "Change in Control," as defined in this Section, the following acceleration provisions shall apply:

             (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d)(i) and 9(a); and

             (ii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject to the restrictions set forth in Sections 7(d)(i) and 9(a).

          (b) For purposes of the Plan, a "Change in Control" shall have occurred if:

             (i) Stock Acquisition.  Any "person" (as such term is used in
        Section 13(d) and 14(d)(2) of the Exchange Act), other than the Company or a corporation a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company, is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the business day immediately preceding the date securities are first purchased by a tender or exchange offer, or the date on which the Company first learns of the acquisition of 20% of such securities, or the earlier of the business day immediately preceding the effective date of an agreement for the merger, consolidation or other reorganization of the Company or the date of approval thereof by the stockholders of the Company, as the case may be.

             (ii) Change in Board. During any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors[, and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved,] cease for any reason to constitute at least a majority of the Board of Directors. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the stockholders of the Company.

             (iii) Other Events. There occurs a change in control of the Company of a nature that would be required to be reported as such in response to Item 1(a) of the Current Report on Form 8-K pursuant to
        Section 13 or 15(d) of the Exchange Act, or any successor provision to such Item relating to a "change in control," or in any other filing under the Exchange Act.

     9. GENERAL PROVISIONS.

          (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (b) Limitations on Transferability. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Stock on Form S-8 or a successor registration form of the Securities and Exchange Commission, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

          (c) No Right to Continued Employment. Neither the Plan nor any action taken hereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment at any time.

          (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations; in such case, the shares withheld shall be deemed to have been delivered for purposes of Section 4(a).

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

          (f) No Rights to Awards; No Stockholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Compliance with Code Section 162(m). It is the intent of the Company that Options, SARs, and Annual Incentive Awards to covered employees shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

          (k) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Delaware General Corporation Law, to the extent applicable, other laws (including those governing contracts) of the State of Pennsylvania, without giving effect to principles of conflicts of laws, and applicable federal law.

          (l) Effective Date, Stockholder Approval, and Plan Termination. The Plan shall become effective on January 1, 1995; provided, however, that, not later than the final adjournment of the first annual meeting of stockholders of the Company held after such effective date, the Plan shall have been approved by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

     As recommended by the Management Development and Compensation Committee and adopted by the Board of Directors on November 15, 1994.

                                                                       EXHIBIT B

                               HARSCO CORPORATION

                    1995 NON-EMPLOYEE DIRECTORS' STOCK PLAN

     1. PURPOSE. The purpose of this 1995 Non-Employee Directors' Stock Plan (the "Plan") of Harsco Corporation (the "Company") is to advance the interests of the Company and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company.

     2. DEFINITIONS. In addition to terms defined elsewhere in the Plan, the following terms shall be defined as set forth below:

          (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

          (b) "Deferred Stock" means the credits to a Participant's deferral account under Section 7, each of which represents the right to receive one share of Stock upon settlement of the deferral account. Deferral accounts, and Deferred Stock credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

          (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

          (d) "Fair Market Value" of Stock means, as of any given date, the average of the high and the low sale prices of a share of common stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such prices are reported for such date, on the most recent trading day prior to the date of grant with respect to which such prices were reported.

          (e) "Option" means the right, granted to a Participant under Section 6, to purchase Stock at the specified exercise price for a specified period of time under the Plan.

          (f) "Participant" means a director who is granted Options or who receives fees in the form of Stock or defers fees in the form of Deferred Stock under the Plan.

          (g) "Stock" means the Common Stock, $1.25 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 8.

     3. SHARES AVAILABLE UNDER THE PLAN.  Subject to adjustment as provided in
Section 8, the total number of shares of Stock reserved and available for delivery under the Plan is 150,000. Such shares may be authorized but unissued shares, treasury shares, or shares acquired in the market for the account of the Participant. If any Option expires or terminates for any reason without having been exercised in full, the shares subject to the unexercised portion of such Option will again be available for delivery under the Plan.

     4. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors of the Company and the Executive Committee thereof, provided that any action by the Board or Committee relating to the Plan will be taken only if, in addition to any other required vote, approved by the affirmative vote of a majority of the directors who are not then eligible to participate under the Plan.

     5. ELIGIBILITY. Each director of the Company who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to receive a grant of Options under Section 6 or receive fees in the form of Stock or defer fees in the form of Deferred Stock under Section 7. No person other than those specified in this Section 5 will participate in the Plan.

     6. STOCK OPTIONS. An Option to purchase 1,000 shares of Stock will be granted on the first business day of May in each year to each director of the Company who is then eligible to receive an Option grant. Options granted under the Plan will be non-qualified stock options which will be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under an Option will be equal to 100% of the Fair Market Value of Stock on the date of grant of the Option.

          (b) Option Term. Each Option will expire at the earlier of (i) ten years after the date of grant or (ii) five years after the Participant ceases to serve as a director of the Company for any reason, provided that, if the Participant dies during such five-year post-termination exercise period, such period shall be extended until not later than the date five years after the Participant's death (but in no event more than ten years after the date of grant).

          (c) Exercisability. Each Option will become fully exercisable one year after the date of grant of the Option; provided, however, that an Option previously granted to a Participant will be fully exercisable after the Participant ceases to serve as a director of the Company for any reason.

          (d) Method of Exercise. Each Option may be exercised, in whole or in part, at such time as it is exercisable and prior to its expiration by giving written notice of exercise to the Company specifying the Option to be exercised and the number of shares to be purchased, and accompanied by payment in full of the exercise price in cash (including by check) or by surrender of shares of Stock of the Company already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or a combination of a cash payment and such surrender of Stock.

     7. RECEIPT OF STOCK OR DEFERRED STOCK IN LIEU OF FEES. Each director of the Company may, in lieu of receipt of fees in his or her capacity as a director (including annual retainer fees for service on the Board, fees for service on a Board committee, and fees for service as chairman of a Board committee) in cash, receive such fees in the form of Stock or defer receipt of such fees in the form of Deferred Stock in accordance with this Section 7, provided that such director is eligible under Section 5 to receive fees in the form of Stock or defer fees in the form of Deferred Stock at the date any such fee is otherwise payable.

          (a) Elections. Each director who elects to receive fees in the form of Stock or defer fees in the form of Deferred Stock for any calendar year must file an irrevocable written election with the Secretary of the Company no later than the June 30 of the preceding year; provided, however, that, with respect to 1995, directors may file such election at any time prior to the effective date of the Plan, and that any newly elected or appointed director may file an election for any year not later than 30 days after the date of such person first became a director. An election by a director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

             (i) A percentage, not to exceed an aggregate of 100% of the Participant's fees, to be received in the form of Stock or deferred in the form of Deferred Stock under the Plan;

             (ii) In the case of a deferral, whether dividend equivalents on Deferred Stock credited to the Participant's deferral account will be paid directly to the Participant in cash or credited to his or her deferral account and deemed to be reinvested in additional Deferred Stock; and

             (iii) In the case of a deferral, the period during which settlement of the Deferred Stock will be deferred.

     In the event directors' fees are increased during any year, a Participant's elections in effect for such year will apply to the amount of such increase.

          (b) Payment of Fees in the Form of Stock. At any date on which fees are payable to a Participant who has elected to receive fees in the form of Stock, the Company will issue or transfer to such Participant, or to an account designated by such Participant, a number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees, that would have been payable at such date but for the Participant's election to receive Stock in lieu thereof. If the Stock is to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the issuance or delivery of fractional shares, the Company shall cause fractional shares to be credited to the Participant's account. If fractional shares are not so credited, any part of the Participant's fees not paid in the form of Stock will be paid in cash to the Participant.

          (c) Deferral of Fees in the Form of Deferred Stock. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Stock under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Stock, the Company will credit such Participant's deferral account with a number of shares of Deferred Stock equal to the number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Stock. The amount of Deferred Stock so credited shall include fractional shares calculated to at least three decimal places.

          (d) Payment or Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Stock, a Participant to whom Deferred Stock is then credited in a deferral account shall be entitled to be paid an amount equal in value to the amount of the dividend paid or property distributed on a single share of Stock multiplied by the number of shares of Deferred Stock (including any fractional share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of shares of Deferred Stock equal to the number of shares of Stock having an aggregate Fair Market Value at the payment date of the dividend or distribution equal to the value of such dividend equivalents.

          (e) Settlement of Deferral Account. The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) the number of shares of Stock equal to the number of whole shares of Deferred Stock then credited to the deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional share remaining at a time that less than one whole share of Deferred Stock is credited to such deferral account.

          (f) Designation of Beneficiary. Each Participant may designate one or more beneficiaries to receive the amounts distributable from the Participant's deferral account under the Plan in the event of such Participant's death, on forms provided by the Company. The Company may rely upon the beneficiary designation last filed in accordance with the terms of the Plan.

          (g) Delayed Effectiveness of Elections in Order to Comply with Rule 16b-3. Other provisions of this Section 7 notwithstanding, if any payment of fees in the form of Stock or deferral of fees in the form of Deferred Stock would occur less than six months after the Participant filed the irrevocable election which would result in such payment or deferral and at a time that the Company's employee benefit plans are being operated in conformity with Rule 16b-3 as adopted and in effect on and after May 1, 1991, such payment shall be made in cash and on a non-deferred basis.

          (h) Vesting. The interest of each Participant in any fees paid in the form of Stock or in any Deferred Stock (and any deferral account relating thereto) shall be at all times fully vested and non-forfeitable.

     8. ADJUSTMENT PROVISIONS. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, extraordinary dividend having a value in excess of 150% of the quarterly dividends paid during the preceding 12-month period, liquidation, dissolution, or other similar corporate transaction or event affects Stock such that an adjustment is determined by the Board of Directors or Executive Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Board or Committee will, in a manner that is proportionate to the change to the Stock and is otherwise equitable, adjust (i) any or all of the number or kind of shares of Stock reserved for issuance under the Plan, (ii) the number or kind of shares of Stock to be subject to each automatic grant of Options under Section 6, (iii) the number and kind of shares of Stock issuable upon exercise of outstanding Options, and/or the exercise price per share thereof (provided that no fractional shares will be issued upon exercise of any Option), and (iv) the number of kind of shares of Stock to be delivered upon settlement of Deferred Stock under Section 7. The foregoing notwithstanding, no adjustment may be made hereunder except as shall be necessary to maintain the proportionate interest of a Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options. If at any date an insufficient number of shares are available for the automatic grant of Options or the receipt of fees in the form of Stock or deferral of fees in the form of Deferred Stock at that date, Options will first be automatically granted under Section 6 proportionately to Participants, to the extent shares are available, and then, if any shares remain available, fees shall be paid in the form of Stock or deferred in the form of Deferred Stock proportionately among Participants under Section 7, to the extent shares are available.

     9. CHANGES TO THE PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Stock or Deferred Stock under the Plan without the consent of stockholders or Participants, except that any such action will be subject to the approval of the Company's stockholders at the next annual meeting of stockholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if the Board of Directors determines in its discretion to seek such stockholder approval; provided, however, that, without the consent of an affected Participant, no such action may impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Stock or deferral of fees in the form of Deferred Stock; and provided further, that any Plan provision that specifies the directors who may receive grants of Options, the amount and price of securities to be granted to such directors, and the timing of grants to such directors, or is otherwise a "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) under the Exchange Act, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.

     10. GENERAL PROVISIONS.

          (a) Consideration; Agreements. Options will be granted under the Plan in order to obtain for the Company the benefit of the services of Participants and, except for the payment of the exercise price of an Option, no other consideration shall be required in connection with Options. The consideration for Stock issued or delivered in lieu of payment of fees or in settlement of Deferred Stock will be the director's services during the period to which the fees paid in the form of Stock or Deferred Stock related. Grants of Options will be evidenced by agreements executed by the Company and the Participant containing the terms and conditions set forth in the Plan together with such other terms and conditions not inconsistent with the Plan as the Board of Directors or Executive Committee may from time to time approve.

          (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Stock in connection with any Option, in lieu of a directors' fee, or in settlement of Deferred Stock in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (c) Limitations on Transferability. Options, Deferred Stock, and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative; provided, however, that Options, Deferred Stock, and such other rights may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, and may be exercised by such transferees in accordance with the terms of such Option or Deferred Stock, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Stock on Form S-8 or a successor registration form of the Securities and Exchange Commission. Options, Deferred Stock, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

          (d) Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of Options, payment of fees in the form of Stock, or deferral of fees in the form of Deferred Stock. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction by a Participant, or would cause any Participant to no longer be deemed a "disinterested person" within the meaning of Rule 16b-3, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Participant. In addition, the Board of Directors and Executive Committee shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder, to make any adjustment under Section 8, or take other action if and to the extent such authority would cause such transactions by a Participant not to be exempt, or would cause a Participant no longer to be deemed a "disinterested person," under Rule 16b-3 under the Exchange Act.

          (e) Continued Service as an Employee. If a Participant ceases serving as a director and, immediately thereafter, is employed by the Company or any subsidiary, then, solely for purposes of Sections 6(b) and (c) of the Plan, such Participant will not be deemed to have ceased service as a director at that time, and his or her continued employment by the Company or any subsidiary will be deemed to be continued service as a director; provided, however, that such former director will not be eligible for additional grants of Options or receipt of fees in the form of Stock or deferral of fees in the form of Deferred Stock under the Plan.

          (f) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

          (g) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any rights of a stockholder of the Company unless and until shares of Stock are in fact issued or transferred to such Participant upon the valid exercise of an Option or in accordance with Section 7.

          (h) Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the Delaware General Corporation Law, to the extent applicable, other laws (including those governing contracts) of the State of Pennsylvania, without giving effect to principles of conflicts of laws, and applicable federal law.

     11. STOCKHOLDER APPROVAL, EFFECTIVE DATE, AND PLAN TERMINATION. The Plan will be effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, provided that such approval is obtained not later than the final adjournment of the first annual meeting of stockholders of the Company held after the date the Board of Directors adopted the Plan. Unless earlier terminated by action of the Board of Directors or Executive Committee, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Options or Deferred Stock under the Plan.

     As recommended by the Management Development and Compensation Committee and adopted by the Board of Directors on November 15, 1994.

PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              HARSCO CORPORATION


     The undersigned hereby appoints R.F. Nation, N.H. Prater and A.J. Sordoni, III proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side and otherwise in their discretion, all the shares of stock of Harsco Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held April 25, 1995 or any adjournment thereof.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)



                             FOLD AND DETACH HERE



[HARSCO CORPORATION LOGO]                      ANNUAL
                                               MEETING OF
                                               STOCKHOLDERS

                                               APRIL 25, 1995, 10:00 A.M.

                                               The Radisson Penn Harris Hotel
                                               and Convention Center
                                               Routes 11 and 15 at Erford Road
                                               Camp Hill, Pennsylvania

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

1.  ELECTION OF DIRECTORS                   NOMINEES: R.L. Kirk, J.E. Marley, J.I. Scheiner

(S>
  FOR all nominees         WITHHOLD         (INSTRUCTION: To withhold authority to vote for any individual nominee, write the
listed to the right        AUTHORITY        nominee's name in the space provided below.)
 (except as marked      to vote for all
  to the contrary)      nominees listed     ------------------------------------------------------------------------------------
                         to the right

     /  /                   /  /


2.  Approval of the 1995 Executive Incentive Compensation Plan.

         FOR      AGAINST      ABSTAIN

        / /         / /          / /

3.  Approval of the 1995 Non-Employee Directors' Stock plan.

         FOR      AGAINST      ABSTAIN

        / /         / /          / /

4. Appointment of Coopers & Lybrand as the independent accountants of the corporation.

         FOR      AGAINST      ABSTAIN

        / /         / /          / /


Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                                                   , 1995
       ------------------------------------------------------------------

- ------------------------------------------------------------------------------
                                  (Signature)

- ------------------------------------------------------------------------------
                          (Signature if held jointly)

   PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                  ENVELOPE.



                             FOLD AND DETACH HERE


                                ANNUAL MEETING
                                      OF
                        HARSCO CORPORATION STOCKHOLDERS

                            TUESDAY, APRIL 25, 1995
                                  10:00 A.M.
                        THE RADISSON PENN HARRIS HOTEL
                             AND CONVENTION CENTER
                        ROUTES 11 AND 15 AT ERFORD ROAD
                            CAMP HILL, PENNSYLVANIA

PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              HARSCO CORPORATION


     The undersigned hereby appoints R.F. Nation, N.H. Prater and A.J. Sordoni, III proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side and otherwise in their discretion, all the shares of stock of Harsco Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held April 25, 1995 or any adjournment thereof.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)



                             FOLD AND DETACH HERE


[HARSCO CORPORATION LOGO]                  ANNUAL
                                           MEETING OF
                                           STOCKHOLDERS

                                           APRIL 25, 1995, 10:00 A.M.

                                           The Radisson Penn Harris Hotel
                                           and Convention Center
                                           Routes 11 and 15 at Erford Road
                                           Camp Hill, Pennsylvania

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

1.  ELECTION OF DIRECTORS                   NOMINEES: R.L. Kirk, J.E. Marley, J.I. Scheiner

(S>
  FOR all nominees         WITHHOLD         (INSTRUCTION: To withhold authority to vote for any individual nominee, write the
listed to the right        AUTHORITY        nominee's name in the space provided below.)
 (except as marked      to vote for all
  to the contrary)      nominees listed    ------------------------------------------------------------------------------------
                         to the right

     /  /                   /  /


2.  Approval of the 1995 Executive Incentive Compensation Plan.

         FOR      AGAINST      ABSTAIN

        / /         / /          / /

3.  Approval of the 1995 Non-Employee Directors' Stock Plan.

         FOR      AGAINST      ABSTAIN

        / /         / /          / /

4. Appointment of Coopers & Lybrand as the independent accountants of the corporation.

         FOR      AGAINST      ABSTAIN

        / /         / /          / /


Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                                                   , 1995
      -------------------------------------------------------------------

- ------------------------------------------------------------------------------
                                  (Signature)

- ------------------------------------------------------------------------------
                          (Signature if held jointly)

   PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                  ENVELOPE.



                              HARSCO CORPORATION
                             Camp Hill, PA 17011

IF YOU HAVE ALREADY
SENT IN YOUR PROXY PLEASE
DISREGARD THIS LETTER
                                                            April 10, 1995
To the Stockholders of
HARSCO CORPORATION


                                  A REMINDER

        We have previously sent to you proxy soliciting material relative to the Annual Meeting of Stockholders to be held on April 25, 1995.

        According to our latest records, we have not as yet received your Proxy. The time before the meeting is short and many of our shares are held in small amounts. Your signed Proxy will be helpful, whether your holding is large or small, and we encourage you return it without delay.

        A Proxy and return envelope are enclosed for your use.

        Thank you for your cooperation.

                                                Very truly yours,

                                                 PAUL C. COPPOCK

                                                Senior Vice President, General
                                                  Counsel & Secretary


                              PLEASE ACT PROMPTLY